                                                                    EXHIBIT 99.1

                                                                       EXECUTION

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                                    Depositor

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                     Trustee

                           ---------------------------

                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 1, 2003

                           ---------------------------

                          SEQUOIA MORTGAGE TRUST 2003-4

                                TABLE OF CONTENTS

                                                                                                                        Page

ARTICLE I DEFINITIONS..................................................................................................   10

Section 1.01.  Definitions.............................................................................................   10
Section 1.02.  Calculations Respecting Mortgage Loans..................................................................   45

ARTICLE II DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES..............................................................   45

Section 2.01.  Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans....................................   45
Section 2.02.  Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.............................   46
Section 2.03.  Representations and Warranties of the Depositor.........................................................   47
Section 2.04.  Discovery of Breach; Repurchase or Substitution of Mortgage Loans.......................................   49
Section 2.05.  Grant Clause............................................................................................   51

ARTICLE III THE CERTIFICATES...........................................................................................   52

Section 3.01.  The Certificates........................................................................................   52
Section 3.02.  Registration............................................................................................   53
Section 3.03.  Transfer and Exchange of Certificates...................................................................   54
Section 3.04.  Cancellation of Certificates............................................................................   57
Section 3.05.  Replacement of Certificates.............................................................................   57
Section 3.06.  Persons Deemed Owners...................................................................................   58
Section 3.07.  Temporary Certificates..................................................................................   58
Section 3.08.  Appointment of Paying Agent.............................................................................   58
Section 3.09.  Book-Entry Certificates.................................................................................   59

ARTICLE IV ADMINISTRATION OF THE TRUST FUND............................................................................   60

Section 4.01.  Custodial Accounts; Distribution Account................................................................   60
Section 4.02.  Reports and Certificateholders..........................................................................   61

ARTICLE V DISTRIBUTIONS TO HOLDERS OF CERTIFICATES.....................................................................   63

Section 5.01.  Distributions Generally.................................................................................   63
Section 5.02.  Distributions from the Distribution Account.............................................................   64
Section 5.03.  Allocation of Losses....................................................................................   70
Section 5.04.  Advances................................................................................................   71
Section 5.05.  [Reserved.].............................................................................................   71
Section 5.06.  Reserve Funds...........................................................................................   71

ARTICLE VI CONCERNING THE TRUSTEE; EVENTS OF DEFAULT...................................................................   73

Section 6.01.  Duties of Trustee.......................................................................................   73
Section 6.02.  Certain Matters Affecting the Trustee...................................................................   76
Section 6.03.  Trustee Not Liable for Certificates.....................................................................   77

                                                                                                                        Page

Section 6.04.  Trustee May Own Certificates............................................................................   77
Section 6.05.  Eligibility Requirements for Trustee....................................................................   77
Section 6.06.  Resignation and Removal of Trustee......................................................................   78
Section 6.07.  Successor Trustee.......................................................................................   78
Section 6.08.  Merger or Consolidation of Trustee......................................................................   79
Section 6.09.  Appointment of Co-Trustee, Separate Trustee or Custodian................................................   79
Section 6.10.  Authenticating Agents...................................................................................   81
Section 6.11.  Indemnification of Trustee..............................................................................   81
Section 6.12.  Fees and Expenses of Trustee............................................................................   82
Section 6.13.  Collection of Monies....................................................................................   82
Section 6.14.  Events of Default; Trustee To Act; Appointment of Successor.............................................   82
Section 6.15.  Additional Remedies of Trustee Upon Event of Default....................................................   84
Section 6.16.  Waiver of Defaults......................................................................................   84
Section 6.17.  Notification to Holders.................................................................................   84
Section 6.18.  Directions by Certificateholders and Duties of Trustee During Event of Default..........................   85
Section 6.19.  [Reserved]..............................................................................................   85
Section 6.20.  Preparation of Tax Returns and Other Reports............................................................   85

ARTICLE VII PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND...............................................   87

Section 7.01.  Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage
                Loans..................................................................................................   87
Section 7.02.  Procedure Upon Termination of Trust Fund................................................................   88
Section 7.03.  Additional Termination Requirements.....................................................................   89

ARTICLE VIII RIGHTS OF CERTIFICATEHOLDERS..............................................................................   90

Section 8.01.  Limitation on Rights of Holders.........................................................................   90
Section 8.02.  Access to List of Holders...............................................................................   91
Section 8.03.  Acts of Holders of Certificates.........................................................................   91

ARTICLE IX [RESERVED]..................................................................................................   92

ARTICLE X REMIC ADMINISTRATION.........................................................................................   92

Section 10.01. REMIC Administration....................................................................................   92
Section 10.02. Prohibited Transactions and Activities..................................................................   95
Section 10.03. Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status.........................   95
Section 10.04. REO Property............................................................................................   95

ARTICLE XI MISCELLANEOUS PROVISIONS....................................................................................   96

Section 11.01. Binding Nature of Agreement; Assignment.................................................................   96
Section 11.02. Entire Agreement........................................................................................   96
Section 11.03. Amendment...............................................................................................   96

                                                                                                                        Page

Section 11.04. Voting Rights...........................................................................................   97
Section 11.05. Provision of Information................................................................................   98
Section 11.06. Governing Law...........................................................................................   98
Section 11.07. Notices.................................................................................................   98
Section 11.08. Severability of Provisions..............................................................................   99
Section 11.09. Indulgences; No Waivers.................................................................................   99
Section 11.10. Headings Not To Affect Interpretation...................................................................   99
Section 11.11. Benefits of Agreement...................................................................................   99
Section 11.12. Special Notices to the Rating Agencies..................................................................   99
Section 11.13. Conflicts...............................................................................................  100
Section 11.14. Counterparts............................................................................................  101
Section 11.15  No Petitions............................................................................................  101

                                   ATTACHMENTS

Exhibit A    Forms of Certificates
Exhibit B    Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C    Form of Residual Certificate Transfer Affidavit (Transferor)
Exhibit D    Custody Agreements
Exhibit E    List of Servicing Agreements
Exhibit F    List of Purchase Agreements
Exhibit G    List of Limited Purpose Surety Bonds
Exhibit H    Form of Rule 144A Transfer Certificate
Exhibit I    Form of Purchaser's Letter for Institutional Accredited Investors
Exhibit J    Form of ERISA Transfer Affidavit
Exhibit K    Form of Letter of Representations with the Depository Trust Company
Exhibit L    [Reserved]
Exhibit M    Form of Certification to be Provided to the Depositor by the Trustee

Schedule A   Mortgage Loan Schedule

         This POOLING AND SERVICING AGREEMENT, dated as of July 1, 2003 (the "Agreement"), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the "Depositor"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), and acknowledged by RWT HOLDINGS, INC., a Delaware corporation, as seller (the "Seller"), for purposes of Section 2.04.

                              PRELIMINARY STATEMENT

         The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor's transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement and in this Agreement and by the Depositor and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates. The Depositor and the Trustee are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         As provided herein, the Trustee shall elect that the Trust Fund (exclusive of the Additional Collateral and the assets held in the Reserve Funds) be treated for federal income tax purposes as comprising five real estate mortgage investment conduits (each, a "REMIC"); Lower-Tier Group 1 REMIC, Lower-Tier Group 2 REMIC, Middle-Tier REMIC, Upper-Tier Group 1 REMIC, and Upper-Tier Group 2 REMIC. Each Certificate, other than the Class 1-A-R, Class 2-A-R, Class MT-R, Class LTR-1 and Class LTR-2 Certificates, shall represent ownership of a regular interest in either Upper-Tier Group 1 REMIC or Upper Tier Group 2 REMIC, as described herein. In addition, the Group 1 and Group 2 LIBOR Certificates represents the right to receive payments in respect of Net WAC Shortfalls from the Group 1 and Group 2 Reserve Funds, respectively, as provided in Section 5.06. The owners of the Group 1-X and Group 2-X Certificates beneficially own the Group 1 and Group 2 Reserve Funds, respectively. The Class 1-A-R and the Class 2-A-R Certificates represent the sole classes of residual interests in the Upper-Tier Group 1 REMIC and Upper-Tier Group 2 REMIC, respectively. The Class MT-R Certificate represents the sole class of residual interest in the Middle-Tier REMIC. The Class LTR-1 and Class LTR-2 Certificates represent the sole class of residual interest in the Lower-Tier Group 1 REMIC and the Lower-Tier Group 2 REMIC, respectively.

         The Lower-Tier REMICs shall hold as assets all property of the Trust Fund other than the Additional Collateral, the assets held in the Reserve Funds and the interests in any REMIC formed hereby. Specifically, the Lower-Tier Group 1 REMIC shall hold as assets the portion of the Trust Fund represented by the Group 1 Mortgage Loans and any related property, and Lower-Tier Group 2 shall hold as REMIC assets the portion of the Trust Fund represented by the Group 2 Mortgage Loans, and any related property. The Middle-Tier REMIC shall hold as assets the several classes of uncertificated regular interests in the Lower-Tier Group 1 REMIC and Lower-Tier Group 2 REMIC, and each such Lower-Tier Group 1 Interest and Lower-Tier Group 2

Interest is hereby designated as a REMIC regular interest. The Upper-Tier REMICs shall hold as their assets the uncertificated regular interests in the Middle-Tier REMIC. Specifically, the Upper-Tier Group 1 REMIC shall hold as assets those uncertificated Middle-Tier REMIC Interests having an "MT-1" in their designation, and the Upper-Tier Group 2 REMIC shall hold as assets those uncertificated Middle-Tier REMIC Interests having an "MT-2" in their designation. Each such Middle-Tier Interest is hereby designated as a REMIC regular interest.

THE LOWER-TIER REMIC INTERESTS

         The following table specifies the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier Group 1 REMIC and Lower-Tier Group 2 REMIC Interests:

 LOWER-TIER GROUP 1                               INITIAL CLASS
    REMIC CLASS                                      PRINCIPAL     RELATED MORTGAGE
    DESIGNATION                   INTEREST RATE        AMOUNT          SUBGROUP
 ------------------               -------------  ----------------  ----------------
Class LT-Group 1-A-A                        (1)  $  72,811,882.54     Subgroup 1-A
   Class LT-Group 1-A-B                     (2)  $  81,008,902.41     Subgroup 1-A
      Class LT-GSA-1-A                      (3)  $      52,320.05     Subgroup 1-A
   Class LT-Group-1-B                       (4)  $ 155,226,867.23     Subgroup 1-B
      Class LT-GSA-1-B                      (4)  $  72,811,882.54     Subgroup 1-B
         Class LTR-1 Certificate            (5)          (5)               N/A

------------------

(1) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Lower Tier Interests will be a per annum rate equal to the Net WAC for the One-Month LIBOR Loans in Subgroup 1-A.

(2) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Lower Tier Interests will be a per annum rate equal to the Net WAC for the Six-Month LIBOR Loans in Subgroup 1-A.

(3) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Lower Tier Interests will be a per annum rate equal to the Net WAC for Subgroup 1-A.

(4) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Lower Tier Interests will be a per annum rate equal to the Net WAC for Subgroup 1-B.

(5) The Class LTR-1 Interest does not have a principal balance and does not bear interest.

         On each Distribution Date, the Available Distribution Amount for each Mortgage Subgroup distributable as interest shall be distributed as interest with respect to the Lower-Tier Group 1 REMIC Interests based on the interest rates described above. On each Distribution Date, Net Prepayment Shortfalls attributable to any Mortgage Subgroup shall be allocated among the related Lower-Tier Group 1 REMIC Interests based on the relative amounts of interest otherwise accrued for the related Accrual Period on each such Lower-Tier Group 1 REMIC Interest.

         On each Distribution Date, the remaining Available Distribution Amount for each Mortgage Subgroup shall be distributed as principal on Lower-Tier Group 1 REMIC Interests as follows:

                  (i) First, from the remaining Available Distribution Amount for the related Mortgage Subgroup, to the Class LT-GSA-1-A and the Class LT-GSA-1-B Interests until the Class Principal Amount of each such Lower-Tier Group 1 Interest equals one percent of the related Subgroup Subordinate Amount for the next succeeding Distribution Date;

                  (ii) Second, from the remaining Available Distribution Amount from the related Mortgage Subgroup, to the Class LT-GSA-1-A or to the Class LT-GSA-1-B Interests until the ratio of the Class Principal Amount of the Class LT-GSA-1-A Interest to the Class Principal Amount of the Class LT-GSA-1-B Interest equals the ratio of the Subgroup 1-A Subordinate Amount to the Subgroup 1-B Subordinate Amount;

                  (iii) Third, from the remaining Available Distribution Amount for the Subgroup 1-A Mortgage Loans, to the Class LT-Group-1-A-A and the Class LT-Group-1-A-B Interests as follows:

                           a. To Class LT-Group 1-A-A until its Class Principal Amount equals the difference between (I) the Aggregate Stated Principal Balance of Subgroup 1-A Mortgage Loans that are One-Month LIBOR Loans on such Distribution Date, minus (II) the product of
                                    (A) the Class Principal Amount of the Class
                                    LT-GSA-1-A Interest on such Distribution
                                    Date, taking into account the distributions under priorities (i) and (ii) above, and (B) the Class 1-X-1A Percentage; and

                           b. To Class LT-Group 1-A-B until its Class Principal Amount equals the difference between (I) the Aggregate Stated Principal Balance of Subgroup 1-A Mortgage Loans that are Six-Month LIBOR Loans on such Distribution Date, minus (II) the product of
                                    (A) the Class Principal Amount of the Class
                                    LT-GSA-1-A Interest on such Distribution
                                    Date, taking into account the distributions under priorities (i) and (ii) above, and (B) the Class 1-X-1B Percentage;

                  (iv) Fourth, from the remaining Available Distribution Amount for Subgroup 1-B, to the LT-Group 1-B Interest until its Class Principal Amount equals the difference between (a) the Aggregate Stated Principal Balance of the Subgroup 1-B Mortgage Loans, minus,
                           (b) the Class Principal Amount of the Class
                           LT-GSA-1-B Interest on such Distribution Date, taking into account the distributions under priorities (i) and (ii) above.

         On each Distribution Date, Realized Losses, and Excess Losses attributable to principal, with respect to any Mortgage Subgroup shall each be allocated among the Lower-Tier Group 1 Interests in the same manner that principal is distributed among such Lower-Tier Group 1 Interests. Excess Losses attributable to interest with respect to any Mortgage Subgroup shall be allocated among the Lower-Tier Group 1 Interests in the same manner that interest is distributable among such interests.

 LOWER-TIER GROUP 2                             INITIAL CLASS
    REMIC CLASS                                   PRINCIPAL     RELATED MORTGAGE
    DESIGNATION                INTEREST RATE        AMOUNT          SUBGROUP
 ------------------            -------------  ---------------   ----------------
Class LT-Group 2                         (1)  $ 205,886,689.75       Group 2
      Class LTR-2 Certificate            (2)    (2)                    N/A

(1) The interest rate with respect to any Distribution Date (and the related Accrual Period) for these Lower Tier Interests will be a per annum rate equal to the Net WAC for Group 2.

(2) The Class LTR-2 Certificate does not have a principal balance and does not bear interest.

         On each Distribution Date, the Available Distribution Amount for the Group 2 Mortgage Loans distributable as interest shall be distributed as interest with respect to the Class LT-Group 2 Interest; the remaining Available Distribution Amount for the Group 2 Mortgage Loans shall be distributed as principal on the Class LT-Group 2 Interest until its Class Principal Amount is reduced to zero. On each Distribution Date, Net Prepayment Shortfalls and Realized Losses attributable to the Group 2 Mortgage Loans shall be allocated to the Class LT-Group 2 Interest.

MIDDLE-TIER REMIC

         The following table sets forth (or describes) the class designation, interest rate, initial principal amount, and corresponding Class of Certificates for each of the interests in the Middle-Tier REMIC (the "Middle-Tier Interests"):

                                      Interest
Class Designation  Principal Amount     Rate    Corresponding Class of Certificates
-----------------  ----------------   --------  -----------------------------------
MT-1-A-1A          $  70,361,236.00     (1)        Class 1-A-1, Class 1-X-1A (8)
MT-1-A-1B          $  78,279,764.00     (2)        Class 1-A-1, Class 1-X-1B (9)
MT-1-A-2           $ 150,000,000.00     (3)        Class 1-A-2, Class 1-X-2 (10)
MT-1-B-1           $   3,864,000.00     (4)        Class 1-B-1, Class 1-X-B (11)
MT-1-B-2           $   2,628,000.00     (4)                 Class 1-B-2
MT-1-B-3           $   1,546,000.00     (4)                 Class 1-B-3
MT-1-B-4           $     773,000.00     (4)                 Class 1-B-4
MT-1-B-5           $     464,000.00     (4)                 Class 1-B-5
MT-1-B-6           $   1,236,668.87     (4)                 Class 1-B-6
MT-1-AR            $         100.00     (6)                 Class 1-AR
MT-2-A-1           $ 189,415,000.00     (5)        Class 2-A-1, Class 2-X-1 (12)
MT-2-M-1           $   9,986,000.00     (5)        Class 2-M-1, Class 2-X-M (13)
MT-2-B-1           $   2,367,000.00     (5)        Class 2-B-1, Class 2-X-B (14)
MT-2-B-2           $     824,000.00     (5)                 Class 2-B-2
MT-2-B-3           $   1,235,000.00     (5)                 Class 2-B-3
MT-2-B-4           $     618,000.00     (5)                 Class 2-B-4
MT-2-B-5           $     515,000.00     (5)                 Class 2-B-5
MT-2-B-6           $     926,589.75     (5)                 Class 2-B-6
MT-2-AR            $         100.00     (5)                 Class 2-AR
MT-R                          (7)       (7)                     N/A

(1) The interest rate for the Class MT-1-A-1A Interest for any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Net WAC of the One-Month LIBOR Loans in Subgroup 1-A.

(2) The interest rate for the Class MT-1-A-1B Interest for any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Net WAC of the Six-Month LIBOR Loans in Subgroup 1-A.

(3) The interest rate for the Class MT-1-A-2 Interest for any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Subgroup 1-B Net WAC.

(4) The interest rate for each of these Middle-Tier Interests for any Distribution Date (and the related Accrual Period) is a per annum rate equal to the weighted average interest rate of the Class LT-GSA-1 Interest and the Class LT-GSA-1-B Interest, weighted on the basis of the relative Class Principal Amounts of such Lower-Tier Interests.

(5) The interest rate for each of these Middle-Tier Interests for any Distribution Date (and the related Accrual Period) is a per annum rate equal to the Group 2 Net WAC.

(6)      The interest rate for the Class MT-1-AR Interest is the Subgroup 1-A
         Net WAC

(7) The Class MT-R Certificate is the sole class of residual interest in the Middle-Tier REMIC. It does not have an interest rate or a principal balance.

(8) On each Distribution Date, the Class 1-X-1A Certificates shall be entitled to a specified portion of the interest that accrues on the Class MT-1-A-1A Interest. Specifically, for each such Distribution Date, the Class 1-X-1A Certificate shall be entitled to interest accruals on the Class MT-1-A-1A Interest at a per annum rate equal to the excess, if any, of (i) the Net WAC of the One-Month LIBOR Loans in Subgroup 1-A over (ii) the Certificate Interest Rate on the Class 1-A-1 Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30).

(9) On each Distribution Date, the Class 1-X-1B Certificates shall be entitled to a specified portion of the interest that accrues on the Class MT-1-A-1B Interest. Specifically, for each such Distribution Date, the Class 1-X-1B Certificates shall be entitled to interest accruals on the Class MT-1-A-1B Interest at a per annum rate equal to the excess, if any, of (i) the Net WAC of the Six-Month LIBOR Loans in Subgroup 1-A over (2) the Certificate Interest Rate on the Class 1-A-1 Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21and the denominator of which is 30).

(10) On each Distribution Date, the Class 1-X-2 Certificates shall be entitled to a specified portion of the interest accruing on the Class MT-1-A-2 Interest. Specifically, for each such Distribution Date, the Class1-X-2 Certificates shall be entitled to interest accruals on the Class MT-1-A-2 Interest at a per annum rate equal to the excess of (i) the Subgroup 1-B Net WAC over (ii) the Certificate Interest Rate on the Class 1-A-2 Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30).

(11) On each Distribution Date, the Class 1-X-B Certificates shall be entitled to a specified portion of the interest accruing on the Class MT-1-B-1 Interest. Specifically, for each such Distribution Date, the Class 1-X-B Certificates shall be entitled to interest accruals on the Class MT-1-B-1 Interest at a per annum rate equal to the excess of (i) the Group 1 Subordinate Net WAC over (ii) the Certificate Interest Rate on the Class 1-B-1 Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30).

(12) On each Distribution Date, the Class 2-X-1 Certificates shall be entitled to a specified portion of the interest that accrues on the Class MT-2-A-1 Interest. Specifically, for each such Distribution Date, the

         Class 2-X-1 Certificate shall be entitled to interest accruals on the Class MT-2-A-1 Interest at a per annum rate equal to the excess, if any, of (i) the Group 2 Net WAC over (ii) the Certificate Interest Rate on the Class 2-A-1 Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30).

(13) On each Distribution Date, the Class 2-X-M Certificates shall be entitled to a specified portion of the interest that accrues on the Class MT-2-M-1 Interest. Specifically, for each such Distribution Date, the Class 2-X-M Certificate shall be entitled to interest accruals on the ClassMT-2-M-1 Interest at a per annum rate equal to the excess, if any, of (i) the Group 2 Net WAC over (ii) the Certificate Interest Rate on the Class 2-M-1 Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30).

(14) On each Distribution Date, the Class 2-X-B Certificates shall be entitled to a specified portion of the interest that accrues on the Class MT-2-B-1 Interest. Specifically, for each such Distribution Date, the Class 2-X-B Certificate shall be entitled to interest accruals on the Class MT-2-B-1 at a per annum rate equal to the excess, if any, of
         (i) the Group 2 Net WAC over (ii) the Certificate Interest Rate on the Class 2-B-1 Certificates for such Distribution Date (for the first Distribution Date only, multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30).

         On each Distribution Date the Trustee shall distribute interest and principal on, and shall allocate Realized Losses among, the Middle-Tier Interests in the same manner that such amounts are distributed on and such losses are allocated among the Corresponding Classes of Certificates; provided however, that in determining distributions and the allocation of losses between the Class MT-1-A-1A and Class MT-1-A-1B Interests, the Trustee shall make allocations to the Class MT-1-A-1A Interest in accordance with the Class X-1A Percentage for such Distribution Date, and to the Class MT-1-A-1B Interest in accordance with the Class 1-X-1B Percentage for such Distribution Date.

         THE CERTIFICATES

         The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount), and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder. Each Class of Certificates, other than the Class LTR-1, Class LTR-2, Class MT-R, Class 1-A-R and Class 2-A-R Certificates, is hereby designated as representing ownership of REMIC regular interests in either the Upper-Tier Group 1 REMIC or the Upper-Tier Group 2 REMIC, in accordance with the designations set forth in the table below.

                                                 INITIAL CLASS
                                               PRINCIPAL AMOUNT        MINIMUM
       CLASS           CERTIFICATE INTEREST    OR CLASS NOTIONAL   DENOMINATIONS OR
   DESIGNATION               RATE                   AMOUNT        PERCENTAGE INTEREST
------------------  -------------------------  -----------------  -------------------
UPPER-TIER GROUP 1
       REMIC
------------------  -------------------------  -----------------  -------------------
Class 1-A-1                   (1)               $ 148,641,000       $   25,000.00
Class 1-A-2                   (2)               $ 150,000,000       $   25,000.00
Class 1-X-1A                  (3)                         (10)                100%
Class 1-X-1B                  (4)                         (11)                100%
Class 1-X-2                   (5)                         (12)                100%
Class 1-X-B                   (6)                         (13)                100%
Class 1-A-R                   (7)               $         100                 100%
Class 1-B-1                   (8)               $   3,864,000        $  25,000.00
Class 1-B-2                   (9)               $   2,628,000        $  25,000.00
Class 1-B-3                   (9)               $   1,546,000        $  25,000.00
Class 1-B-4                   (9)               $     773,000        $ 100,000.00
Class 1-B-5                   (9)               $     464,000        $ 100,000.00
Class 1-B-6                   (9)               $   1,236,668        $ 100,000.00
UPPER-TIER GROUP
    2 REMIC
Class 2-A-1                  (14)               $ 189,415,000        $  25,000.00
Class 2-M-1                  (15)               $   9,986,000        $  25,000.00
Class 2-X-1                  (16)                         (22)                100%
Class 2-X-M                  (17)                         (23)                100%
Class 2-X-B                  (18)                         (24)                100%
Class 2-A-R                  (19)               $         100                 100%
Class 2-B-1                  (20)               $   2,367,000        $  25,000.00
Class 2-B-2                  (21)               $     824,000        $  25,000.00
Class 2-B-3                  (21)               $   1,235,000        $  25,000.00
Class 2-B-4                  (21)               $     618,000        $ 100,000.00
Class 2-B-5                  (21)               $     515,000        $ 100,000.00
Class 2-B-6                  (21)               $     926,589        $ 100,000.00

----------

(1) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-A-1 Certificates will be the least of (i) One-Month LIBOR plus 0.310%; (ii) the Subgroup 1-A Net WAC and (iii) 11.500%; provided, however, if the Group 1 Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the related Group 1 Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class 1-A-1 Certificates will be LIBOR plus 0.620%.

(2) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-A-2 Certificates will be the least of (i) Six-Month LIBOR plus 0.330%; (ii) the Subgroup 1-B Net WAC and (iii) 11.500%; provided, however, if the Group 1 Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Group 1 Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class 1-A-2 Certificates will be LIBOR plus 0.660%.

(3) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-X-1A Certificates will equal the excess of the Net WAC of the One-Month LIBOR Loans in Subgroup 1-A over the Certificate Interest Rate on the Class 1-A-1 Certificates (multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30 for the first Distribution Date only).

(4) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-X-1B Certificates will equal the excess of the Net WAC of Six-Month LIBOR Loans in Subgroup 1-A
         over the Certificate Interest Rate on the Class 1-A-1 Certificates (multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30 for the first Distribution Date only).

(5) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-X-2 Certificates will equal the excess of the Subgroup 1-B Net WAC over the Certificate Interest Rate of the Class 1-A-2 Certificates (multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30 for the first Distribution Date only).

(6) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-X-B Certificates will equal the excess of the Group 1 Subordinate Net WAC over the Certificate Interest Rate on the Class 1-B-1 Certificates (multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30 for the first Distribution Date only).

(7) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-A-R Certificate will equal the Subgroup 1-A Net WAC.

(8) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-B-1 Certificates will be the least of (i) One-Month LIBOR plus 0.650%; (ii) the Group 1 Subordinate Net WAC and (iii) 11.500%; provided, however, if the Group 1 Mortgage Loans and related property are not purchased pursuant to
         Section 7.01(b) on the Group 1 Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class 1-B-1 Certificates will be LIBOR plus 0.975%.

(9) The Certificate Interest Rates with respect to any Distribution Date (and the related Accrual Period) for the Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates will be equal to the Group 1 Subordinate Net WAC.

(10) The Class 1-X-1A Certificate is an interest-only Class and for any Distribution Date the Class 1-X-1A Certificates shall bear interest at the interest rate described above on a Class Notional Amount equal to the product of (i) the Class Principal Amount of the Class 1-A-1 Certificates immediately before such Distribution Date and (ii) the Class 1-X-1A Percentage for such Distribution Date. The initial Class Notional Amount of the Class 1-X-1A Certificates is $70,361,236.

(11) The Class 1-X-1B Certificate is an interest-only Class and for any Distribution Date the Class 1-X-1B Certificates shall bear interest at the Certificate Interest Rate described above on a Class Notional Amount equal to the product of (i) the Class Principal Amount of the Class 1-A-1 Certificates immediately before such Distribution Date and
         (ii) the Class 1-X-1B Percentage for such Distribution Date. The initial Class Notional Amount of the Class 1-X-1B Certificates is $78,279,763.

(12) The Class 1-X-2 Certificate is an interest-only Class and for any Distribution Date the Class 1-X-2 Certificates shall bear interest at the Certificate Interest Rate described above on a Class Notional Amount equal to the Class Principal Amount of the Class 1-A-2 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class 1-X-2 Certificates is $150,000,000.

(13) The Class 1-X-B Certificate is an interest-only Class and for any Distribution Date the Class 1-X-B Certificates shall bear interest at the Certificate Interest Rate described above on a Class Notional Amount equal to the Class Principal Amount of the Class 1-B-1 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class 1-X-B Certificates is $3,864,000.

(14) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 2-A-1 Certificates will be the least of (i) One-Month LIBOR plus 0.350%; (ii) the Group 2 Net WAC and (iii) 11.500%; provided, however, if the Group 2 Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Group 2 Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class 2-A-1 Certificates will be LIBOR plus 0.700%.

(15) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 2-M-1 Certificates will be the least of (i) One-Month LIBOR plus 0.470%; (ii) the Group 2 Net WAC and (iii) 11.500%; provided, however, if the Group 2 Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Group 2 Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class 2-M-1 Certificates will be LIBOR plus 0.705%.

(16) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 2-X-1 Certificates will equal the excess of the Group 2 Net WAC over the Certificate Interest Rate on the Class 2-A-1 Certificates (multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30 for the first Distribution Date only).

(17) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 2-X-M Certificates will equal the excess of the Group 2 Net WAC over the Certificate Interest Rate on the Class 2-M-1 Certificates (multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30 for the first Distribution Date only).

(18) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 2-X-B Certificates will equal the excess of the Group 2 Net WAC over the Certificate Interest Rate on the Class 2-B-1 Certificates (multiplied by a fraction, the numerator of which is 21 and the denominator of which is 30 for the first Distribution Date only).

(19) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 2-A-R Certificate will equal the Group 2 Net WAC.

(20) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 2-B-1 Certificates will be the least of (i) One-Month LIBOR plus 0.650%; (ii) the Group 1 Subordinate Net WAC and (iii) 11.500%; provided, however, if the Group 2 Mortgage Loans and related property are not purchased pursuant to
         Section 7.01(b) on the Group 2 Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class 2-B-1 Certificates will be LIBOR plus 0.975%.

(21) The Certificate Interest Rates with respect to any Distribution Date (and the related Accrual Period) for the Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates will be equal to the Group 2 Subordinate Net WAC.

(22) The Class 2-X-1 Certificate is an interest-only Class and for any Distribution Date the Class 2-X-1 Certificates shall bear interest at the Certificate Interest Rate described above on a Class Notional Amount equal to the Class Principal Amount of the Class 2-A-1 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class 2-X-1 Certificates is $189,415,000.

(23) The Class 2-X-M Certificate is an interest-only Class and for any Distribution Date the Class 2-X-M Certificates shall bear interest at the Certificate Interest Rate described above on a Class Notional Amount equal to the Class Principal Amount of the Class 2-M-1 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class 2-X-M Certificates is $9,986,000.

(24) The Class 2-X-B Certificate is an interest-only Class and for any Distribution Date the Class 2-X-B Certificates shall bear interest at the Certificate Interest Rate described above on a Class Notional Amount equal to the Class Principal Amount of the Class 2-B-1 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class 2-X-B Certificates is $2,367,000.

         As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $515,039,459.62.

         In consideration of the mutual agreements herein contained, the Depositor and the Trustee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

         Accrual Period: With respect to any Distribution Date and any Class of LIBOR Certificates, the period commencing on the 20th day of the month preceding the month in which the Distribution Date occurs and ending on the 19th day of the month in which the Distribution Date occurs; provided, however, that the first Accrual Period with respect to the LIBOR Certificates shall be the period beginning on the Closing Date and ending on August 19, 2003. The Accrual Period applicable to the Certificates other than the LIBOR Certificates and to each Lower-Tier Interest shall be the calendar month immediately preceding the month in which the related Distribution Date occurs. Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

         Acknowledgements: The Assignment, Assumption and Recognition Agreements, each dated July 29, 2003, among the Seller, the Depositor, the Trustee and the related Originator and the related Servicer assigning rights under the related Purchase Agreement and the related Servicing Agreement from the Seller to the Depositor and from the Depositor to the Trustee for the benefit of Certificateholders.

         Act: The Securities Act of 1933, as amended.

         Additional Collateral: With respect to any Additional Collateral Mortgage Loan, the marketable securities and other acceptable collateral pledged as collateral pursuant to the related pledge agreements.

         Additional Collateral Mortgage Loan: Each Mortgage Loan identified as such in the Mortgage Loan Schedule.

         Adjustment Date: As to any Mortgage Loan, the date on which the related Mortgage Rate adjusts in accordance with the terms of the related Mortgage Note.

         Advance: With respect to a Mortgage Loan, the payments required to be made by the Trustee or the related Servicer with respect to any Distribution Date pursuant to this Agreement or the related Servicing Agreement, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payment that either the Trustee or the related Servicer has determined would constitute Nonrecoverable Advances if advanced.

         Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

         Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Aggregate Expense Rate: With respect to any Mortgage Loan, the sum of the Trustee Fee Rate and the applicable Servicing Fee Rate.

         Aggregate Group 1 Subordinate Percentage: For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Group 1 Subordinate Certificates immediately prior to that date, and the denominator of which is the Group 1 Balance for such Distribution Date.

         Aggregate Group 2 Subordinate Percentage: For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Group 2 Subordinate Certificates immediately prior to that date, and the denominator of which is the Group 2 Balance for such Distribution Date.

         Aggregate Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans (and when such term is used with respect to a particular Mortgage Group or Mortgage Subgroup, the aggregate of the Stated Principal Balances of the Mortgage Loans in such Mortgage Group or Mortgage Subgroup, as applicable) which were outstanding on the Due Date in the month preceding the month of such Distribution Date.

         Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

         Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

         Applicable Credit Support Percentage: With respect to each Class of Group 1 Subordinate Certificates and any Distribution Date, the sum of the related Class Subordination Percentage of that Class and the aggregate of the Class Subordination Percentages of all other Classes of Group 1 Subordinate Certificates having higher numerical Class designations than that

Class. With respect to the Group 2 Senior Mezzanine Certificates and any Distribution Date, the "Applicable Credit Support Percentage" will equal the sum of the related Class Subordination Percentage for such Class and the aggregate of the Class Subordination Percentages of all Classes of Group 2 Subordinate Certificates. With respect to each Class of Group 2 Subordinate Certificates, the "Applicable Credit Support Percentage" will equal the sum of the Class Subordination Percentage of that Class and the aggregate of the Class Subordination Percentages of all other Classes of Group 2 Subordinate Certificates having higher numerical class designations than that Class.

         Apportioned Principal Balance: As to any Distribution Date and each Class of Group 1 Subordinate Certificates, shall be equal to the Class Principal Amount of that Class immediately prior to that Distribution Date multiplied by a fraction, the numerator of which is the Subgroup 1-A Subordinate Amount or Subgroup 1-B Subordinate Amount, as applicable, for that date and the denominator of which is the sum of the Subgroup 1-A and Subgroup 1-B Subordinate Amounts (in the aggregate) for that date.

         Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

         Authenticating Agent: The Trustee or any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter "Authenticating Agent" shall mean any such successor.

         Authorized Officer: Any Person who may execute an Officer's Certificate on behalf of the Depositor.

         Available Distribution Amount: With respect to any Distribution Date and each Mortgage Group or Mortgage Subgroup, as applicable, the total amount of all cash received by the Trustee on the Mortgage Loans in such Mortgage Group or Mortgage Subgroup, as applicable, from the related Servicer or otherwise through the Distribution Account Deposit Date for deposit into the Distribution Account in respect of such Distribution Date, including (1) all scheduled installments of interest (net of the related Trustee Fee and the related Servicing Fee) and principal collected on the related Mortgage Loans and due during the Due Period related to such Distribution Date, together with any Advances in respect thereof, (2) all Insurance Proceeds, Liquidation Proceeds and the proceeds of any Additional Collateral from the related

Mortgage Loans, in each case for such Distribution Date, (3) all partial or full Principal Prepayments, together with any accrued interest thereon, identified as having been received from the related Mortgage Loans during the related Prepayment Period, (4) any amounts received from the Servicer in respect of Prepayment Interest Shortfalls with respect to the related Mortgage Loans; and
(5) the aggregate Purchase Price of all Defective Mortgage Loans and in such Mortgage Group or Mortgage Subgroup, as applicable, purchased from the Trust Fund during the related Prepayment Period, minus:

                  (A) all related fees, charges and amounts payable or reimbursable to the Trustee under this Agreement, up to an aggregate maximum amount equal to the product of (i) the applicable Group Percentage or Subgroup Percentage and (ii) $300,000 annually, or to the related Servicer under the related Servicing Agreement;

                  (B) in the case of (2), (3), (4) and (5) above, any related unreimbursed expenses incurred by any Servicer in connection with a liquidation or foreclosure and any related unreimbursed Advances or Servicing Advances due to any Servicer (or, pursuant to Section 5.04, the Trustee);

                  (C) any related unreimbursed Nonrecoverable Advances due to any Servicer (or, pursuant to Section 5.04, the Trustee); and

                  (D) in the case of (1) through (4) above, any related amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period.

         Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

         Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.

         BBA: The British Banker's Association.

         Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee and Certificate Registrar to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

         Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such

Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry
Certificates: the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-M-1, Class 1-X-1A, Class 1-X-1B, Class 1-X-2, Class 1-X-B, Class 2-X-1, Class 2-X-M, Class 2-X-B, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3.

         Book-Entry Termination: The occurrence of any of the following events:
(i) the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book Entry Certificates, and the Depositor is unable to locate a qualified successor; or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Clearing Agency.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Maryland or Minnesota, are authorized or obligated by law or executive order to be closed.

         Certificate: Any one of the certificates signed by the Trustee and authenticated by the Authenticating Agent in substantially the forms attached hereto as Exhibit A.

         Certificate Group: Each of the Group 1 Certificates and the Group 2 Certificates.

         Certificate Interest Rate: With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement hereto.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         Certificate Principal Amount: With respect to any Certificate (other than a Notional Certificate), at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) all Realized Losses allocated to such Certificate; and (iii) in the case of the Group 2 Senior Mezzanine and any Subordinate Certificate, any Group 1 Subordinate Certificate Writedown Amount or Group 2 Subordinate Certificate Writedown Amount, as applicable, allocated to such Certificates. For purposes of
Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date. Notional Certificates are issued without Certificate Principal Amounts.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02.

         Certificate Subgroup: The Subgroup 1-A Certificates or Subgroup 1-B Certificates, as applicable.

         Certificateholder: The meaning provided in the definition of "Holder."

         Civil Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         Class: Collectively, Certificates bearing the same class designation. In the case of the Lower-Tier REMICs, the term "Class" refers to all related Lower-Tier Interests having the same alphanumeric designation. In the case of the Middle-Tier REMIC, the term "Class" refers to the related Middle-Tier Interests having the same alphanumeric designation.

         Class 1-A-R Certificate: The Class 1-A-R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the residual interest in Upper Tier REMIC 1.

         Class 1-X-1A Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Aggregate Stated Principal Balance of the Subgroup 1-A Mortgage Loans that are One-Month LIBOR Loans and the denominator of which is the Aggregate Stated Principal Balance of all of Subgroup 1-A Mortgage Loans. For purposes of determining the Class 1-X-1A Percentage for any Distribution Date, the Aggregate Stated Principal Balance of the Subgroup 1-A Mortgage Loans shall be determined as of the Due Date of the month preceding the month in which such Distribution Date occurs.

         Class 1-X-1B Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Aggregate Stated Principal Balance of the Subgroup 1-A Mortgage Loans that are Six-Month LIBOR Loans and the denominator of which is the Aggregate Stated Principal Balance of all of Subgroup 1-A Mortgage Loans. For purposes of determining the Class 1-X-1B Percentage for any Distribution Date, the Aggregate Stated Principal Balance of the Subgroup 1-A Mortgage Loans shall be determined as of the Due Date of the month preceding the month in which such Distribution Date occurs.

         Class 1-X-1 Sub-Account: As defined in Section 5.06(b).

         Class 1-X-1A/1B Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) the sum of the Current Interest for the Class 1-X-1A and Class 1-X-1B Certificates for such Distribution Date and
(ii) the amount required to bring the balance on deposit in the Class 1-X-1 Sub-Account up to an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 1-A-1 Certificates and (b) $4,000. For any Distribution Date for which the Class 1-X-1A/1B Required Reserve Fund Deposit is less than the sum of the Current Interest for the Class 1-X-1A and Class 1-X-1B Certificates for such Distribution Date, the Class 1-X-1A and Class 1-X-1B Certificates will each fund a portion of such Required Reserve Fund Deposit in proportion to the relative amounts of Current Interest for each such Class for such Distribution Date.

         Class 1-X-2 Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) Current Interest for the Class 1-X-2 Certificates for such Distribution Date and (ii) the amount required to bring the balance on deposit in the Class 1-X-2 Sub-Account up to an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 1-A-2 Certificates and (b) $4,000.

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

         Class 1-X-2 Sub-Account: As defined in Section 5.06(b).

         Class 1-X-B Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) Current Interest for the Class 1-X-B Certificates for such Distribution Date and (ii) the amount required to maintain the balance on deposit in the Class 1-X-B Sub-Account in an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 1-B-1 Certificates and (b) $2,000.

         Class 1-X-B Sub-Account: As defined in Section 5.06(b).

         Class 2-A-R Certificate: The Class 2-A-R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the residual interest in Upper Tier REMIC 2.

         Class 2-X-1 Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) Current Interest for the Class 2-X-1 Certificates for such Distribution Date and (ii) the amount required to bring the balance on deposit in the Class 2-X-1 Sub-Account up to an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 2-A-1 Certificates and (b) $5,000.

         Class 2-X-1 Sub-Account: As defined in Section 5.06(b).

         Class 2-X-B Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) Current Interest for the Class 2-X-B Certificates for such Distribution Date and (ii) the amount required to maintain the balance on deposit in the Class 2-X-B Sub-Account in an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 2-B-1 Certificates and (b) $2,500.

         Class 2-X-B Sub-Account: As defined in Section 5.06(b).

         Class 2-X-M Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) Current Interest for the Class 2-X-M Certificates for such Distribution Date and (ii) the amount required to bring the balance on deposit in the Class 2-X-M Sub-Account up to an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 2-M-1 Certificates and (b) $2,500.

         Class 2-X-M Sub-Account: As defined in Section 5.06(b).

         Class LTR-1 Certificate: The Class LTR-1 Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A, and evidencing ownership of the residual interest in Lower-Tier Group 1 REMIC.

         Class LTR-2 Certificate: The Class LTR-2 Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A, and evidencing ownership of the residual interest in Lower-Tier Group 2 REMIC.

         Class MT-R Certificate: The Class MT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A, and evidencing ownership of the residual interest in Middle-Tier REMIC.

         Class Notional Amount: With respect to any Class of Notional Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement hereto.

         Class Principal Amount: With respect to each Class of Certificates (other than a Notional Certificate) the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to each Class of Lower-Tier Interests the aggregate of the Lower-Tier Interest Principal Amounts of all Lower-Tier Interests of such Class at the date of determination.

         Class Subordination Percentage: For any Distribution Date and each Class of Group 1 Subordinate Certificates, a fraction (expressed as a percentage), the numerator of which is the Class Principal Amount of that Class immediately before that Distribution Date and the denominator of which is the aggregate Class Principal Amount of all Classes of Group 1 Certificates immediately before that Distribution Date. For any Distribution Date and the Group 2 Senior Mezzanine Certificates and each Class of Group 2 Subordinate Certificates, a fraction (expressed as a percentage), the numerator of which is the Class Principal Amount of such Class of Certificates immediately before that Distribution Date and the denominator of which is the aggregate Class Principal Amount of all Classes of Group 2 Certificates immediately before that Distribution Date.

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

         Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         Closing Date: July 29, 2003.

         Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         Compensating Interest Payment: As to any Distribution Date, the lesser of (1) the Servicing Fee for such date and (2) any Prepayment Interest Shortfall for such date.

         Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

         Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

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

         Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

         Cooperative Shares: Shares issued by a Cooperative Corporation.

         Corporate Trust Office: With respect to the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Sequoia Mortgage Trust 2003-4 and for all other purposes, Wells Fargo Bank Minnesota, National Association, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), or such other address as the Trustee may designate from time to time by notice to the Certificateholders.

         Corresponding Classes Of Certificates: With respect to each Middle-Tier Interest, the Class or Classes of Certificates appearing opposite such Middle-Tier Interest as described in the Preliminary Statement.

         Credit Support Depletion Date: With respect to the Group 1 Senior Certificates, the first Distribution Date, if any, on which the aggregate Certificate Principal Amount of the Group 1 Subordinate Certificates have been reduced to zero. With respect to the Group 2 Senior Certificates, the first Distribution Date, if any, on which the aggregate Certificate Principal Amount of the Group 2 Senior Mezzanine Certificates and Group 2 Subordinate Certificates has been reduced to zero.

         Current Interest: With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued during the related Accrual Period on the related Class Principal Amount immediately prior to that Distribution Date (or, in the case of the Notional Certificates, the related Class Notional Amount for that Distribution Date) at the applicable Certificate Interest Rate.

         Custodial Accounts: Each custodial account (other than an Escrow Account) established and maintained by a Servicer pursuant to the related Servicing Agreement.

         Custodian: A Person who is at anytime appointed by the Trustee and the Depositor as a custodian of the Mortgage Documents and the Trustee Mortgage Files.

         Custody Agreements: With respect to the Group 1 Mortgage Loans, the Custodial Agreement, dated as of July 1, 2003, among Deutsche Bank National Trust Company, as custodian, the Trustee, the Depositor, and the Seller. With respect to the Group 2 Mortgage Loans, the Custodial Agreement, dated as of July 1, 2003, among Wells Fargo Bank Minnesota, National Association, as custodian, the Trustee, the Depositor and the Seller. A copy of each such Custody Agreement is attached hereto as Exhibit D.

         Cut-off Date: July 1, 2003.

         Cut-off Date Balance: With respect to the Mortgage Loans in the Trust Fund on the Closing Date, the Aggregate Stated Principal Balance as of the Cut-off Date.

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

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Defective Mortgage Loan: The meaning specified in Section 2.04(a).

         Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

         Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form.

         Deleted Mortgage Loan: As defined in Section 2.04(a).

         Delinquent: Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received.

         Depositor: Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.

         Determination Date: With respect to each Distribution Date, the 15th day of the month in which such Distribution Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

         Disqualified Organization: A "disqualified organization" as defined in
Section 860E(e)(5) of the Code.

         Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.01 in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank Minnesota, National Association, in trust for registered holders of Sequoia Mortgage Trust 2003-4, Mortgage Pass-Through Certificates." Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Trustee and the Certificateholders for the uses and purposes set forth in this Agreement.

         Distribution Account Deposit Date: The 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, the immediately preceding Business Day, commencing in August 2003.

         Distribution Date: The 20th day of each month or, if such 20th day is not a Business Day, the next succeeding Business Day, commencing in August 2003.

         Due Date: With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Servicing Agreement.

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

         Due Period: As to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date, and ending on the first day of the month of such Distribution Date.

         Effective Loan-to-Value Ratio: A fraction, expressed as a percentage, the numerator of which is the original Stated Principal Balance of the Mortgage Loan, less the amount of any Additional Collateral required to secure such Mortgage Loan at the time of origination, if any, and the denominator of which is the Appraised Value of the related Mortgage Property at such date.

         Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, any Paying Agent or a Servicer.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

         ERISA-Restricted Certificate: The Class 1-A-R, Class 2-A-R, Class LTR-1, Class LTR-2, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificates or any Certificate that does not satisfy the applicable rating requirement under the Underwriter's Exemption.

         Escrow Account: As defined in Section 1.01 of each Servicing Agreement.

         Event of Default: As defined in the related Servicing Agreement.

         Fannie Mae: The entity formerly known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Final Trust Receipt: As defined in the related Custody Agreement.

         Fitch Ratings: Fitch, Inc., or any successor in interest.

         Global Securities: The global certificates representing the Book-Entry Certificates.

         Group 1: All of the Group 1 Certificates.

         Group1-X Certificates: The Class 1-X-1A, Class 1-X-1B, Class 1-X-2 and Class 1-X-B Certificates.

         Group 1 Balance: For any Distribution Date, will equal the aggregate Stated Principal Balance of the Group 1 Mortgage Loans outstanding on the Due Date of the month preceding the month of that Distribution Date.

         Group 1 Certificates: Any Group 1 Senior, Group 1 Subordinate and Class LTR-1 Certificates.

         Group 1 Initial Optional Purchase Date: The first Distribution Date following the date on which the Aggregate Stated Principal Balance of the Group 1 Mortgage Loans is less than 10.00% of the Cut-off Date Balance for such Mortgage Loans.

         Group 1 LIBOR Certificates: The Class 1-A-1, Class 1-A-2, and Class 1-B-1 Certificates.

         Group 1 Mortgage Loans: Any Mortgage Loan identified on the Mortgage Loan Schedule as being in Group 1.

         Group 1 Redemption Date: As defined in Section 7.01(c).

         Group 1 Reserve Fund: A fund consisting of the Class 1-X-1 Sub-Account, Class 1-X-2 Sub-Account and the Class 1-X-B Sub-Account created as part of the Trust Fund pursuant to Section 5.06 of this Agreement but which is not an asset of any of the REMICs.

         Group 1 Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-R and Group1-X Certificates.

         Group 1 Subordinate Certificate Writedown Amount: The amount described in Section 5.03(b)(ii).

         Group 1 Subordinate Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates.

         Group 1 Subordinate Net WAC: For any Distribution Date, the weighted average of the Subgroup 1-A Net WAC and the Subgroup 1-B Net WAC weighted on the basis of the relative

Subgroup 1-A Subordinate Amount and Subgroup 1-B Subordinate Amount immediately prior to such Distribution Date.

         Group 2: All of the Group 2 Certificates.

         Group 2-X Certificates: The Class 2-X-1, Class 2-X-M and Class 2-X-B Certificates.

         Group 2 Balance: For any Distribution Date, will equal the aggregate Stated Principal Balance of the Group 2 Mortgage Loans outstanding on the Due Date of the month preceding the month of that Distribution Date.

         Group 2 Certificates: The Group 2 Senior, Group 2 Senior Mezzanine, Group 2 Subordinate and Class LTR-2 Certificates.

         Group 2 Initial Optional Purchase Date: The first Distribution Date following the date on which the Aggregate Stated Principal Balance of the Group 2 Mortgage Loans is less than 10.00% of the Cut-off Date Balance of such Mortgage Loans.

         Group 2 LIBOR Certificates: The Class 2-A-1, Class 2-M-1 and Class 2-B-1 Certificates.

         Group 2 Mortgage Loans: Any Mortgage Loan identified on the Mortgage Loan Schedule as being in Group 2.

         Group 2 Net WAC: As of any Distribution Date, the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their related Stated Principal Balances.

         Group 2 Redemption Date: As defined in Section 7.01(c).

         Group 2 Reserve Fund: A fund consisting of the Class 2-X-1 Sub-Account, Class 2-X-M Sub-Account and the Class 2-X-B Sub-Account created as part of the Trust Fund pursuant to Section 5.06 of this Agreement but which is not an asset of any of the REMICs.

         Group 2 Senior Certificates: The Class 2-A-1 and Group 2-X
Certificates.

         Group 2 Senior Mezzanine Certificates: The Class 2-M-1 Certificates.

         Group 2 Subordinate Certificate Writedown Amount: The amount described in Section 5.03(c)(ii).

         Group 2 Subordinate Certificates: The Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

         Group Percentage: For each Mortgage Group and any Distribution Date, will be a fraction, expressed as a percentage, the numerator of which is the Aggregate Stated Principal Balance of the Mortgage Loans in such Mortgage Group as of such date and the denominator of which is the Aggregate Stated Principal Balance as of such date.

         Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee or a Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor and the related Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor or such Servicer.

         HUD: The United States Department of Housing and Urban Development, or any successor thereto.

         Independent: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         Index: As to each Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.

         Initial One-Month LIBOR Rate: 1.10000%.

         Initial Six-Month LIBOR Rate: 1.12375%.

         Initial Trust Receipt: As defined in the related Custody Agreement.

         Insurance Policy: With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

         Insurance Proceeds: Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and
(i) the proceeds from any Limited Purpose Surety Bond.

         Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

         Interest Distribution Amount: For each Class of Certificates, on any Distribution Date, the Current Interest for such Class, as reduced by such Class's share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls. Any such shortfalls experienced by a Mortgage Group or Mortgage Subgroup, as applicable, shall be allocated among all Classes of Senior Certificates,

Group 2 Senior Mezzanine Certificates and Group 2 Subordinate Certificates related to such Mortgage Group or Mortgage Subgroup, as applicable, proportionately on the basis of the related Interest Distribution Amount otherwise payable thereon and among the related Group 1 Subordinate Certificates on the basis of their Apportioned Principal Balances before taking into account any of the foregoing reductions.

         Interest-Only Certificates: Any of the Group 1-X and Group 2-X Certificates.

         Interest Shortfall: As to any Class of Certificates and any Distribution Date, (i) the amount by which the Interest Distribution Amount (as reduced by any Net Prepayment Interest Shortfalls and Relief Act Shortfalls) for such Class on such Distribution Date and all prior Distribution Dates exceeds
(ii) amounts distributed in respect thereof to such Class on prior Distribution Dates.

         Interest Transfer Amount: For any Distribution Date and for any Undercollateralized Subgroup, an amount equal to one month's interest on the applicable Principal Transfer Amount at the weighted average Certificate Interest Rate of the applicable Undercollateralized Subgroup, plus any interest accrued on such Undercollateralized Subgroup remaining unpaid from prior Distribution Dates.

         Intervening Assignments: The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

         Latest Possible Maturity Date: The Distribution Date occurring in July 2033.

         LIBOR: As applicable, One-Month LIBOR or Six-Month LIBOR.

         LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

         LIBOR Certificate: Any Group 1 LIBOR Certificate or Group 2 LIBOR Certificate.

         LIBOR Determination Date: For the Class 1-A-1, Class 1-B-1, Class 2-A-1, Class 2-M-1 and Class 2-B-1 Certificates, the second LIBOR Business Day immediately preceding the commencement of each Accrual Period for such Certificates. For the Class 1-A-2 Certificates, the second LIBOR Business Day immediately preceding the commencement of the Accrual Period relating to the Distribution Date in August and February of each year.

         Limited Purpose Surety Bond: Any Limited Purpose Surety Bond listed in Exhibit G.

         Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with its Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

         Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

         Loan-To-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Lower-Tier Group 1 REMIC: As described in the Preliminary Statement.

         Lower-Tier Group 2 REMIC: As described in the Preliminary Statement.

         Lower-Tier Interest: As described in the Preliminary Statement.

         Lower-Tier Interest Principal Amount: With respect to any Lower-Tier Interest, at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth in the preliminary statement hereof, less (i) the amount of all principal distributions previously made with respect to such Lower-Tier Interest and all Realized Losses allocated to such Lower-Tier Interest. Unless specifically provided to the contrary, Lower-Tier Interest Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date.

         Lower-Tier REMIC: Each of the Lower-Tier Group 1 REMIC and Lower-Tier Group 2 REMIC.

         Margin: As to each Mortgage Loan, the percentage amount set forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.

         Maximum Rate: As to any Mortgage Loan, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

         Middle-Tier REMIC: As described in the Preliminary Statement.

         Middle-Tier REMIC Interests: As described in the Preliminary Statement.

         Moody's: Moody's Investors Service, Inc., or any successor in interest.

         Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

         Mortgage Documents: With respect to each Mortgage Loan, the mortgage documents required to be delivered to the related Custodian pursuant to the applicable Custody Agreement.

         Mortgage Group: Each of the Group 1 Mortgage Loans and Group 2 Mortgage Loans.

         Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Replacement Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

         Mortgage Loan Purchase and Sale Agreement: The mortgage loan purchase and sale agreement, dated as of July 1, 2003, between the Seller and the Depositor with respect to the sale and purchase of the Mortgage Loans.

         Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicer from time to time to reflect the addition of Replacement Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund. Such schedule shall, among other things (i) designate the Servicer servicing such Mortgage Loan and the applicable Servicing Fee Rate;
(ii) identify the designated Mortgage Group and, if applicable, the Mortgage Subgroup in which such Mortgage Loan is included; (iii) separately identify One-Month LIBOR Loans and Six-Month LIBOR Loans; and (iv) separately identify Additional Collateral.

         Mortgage Rate: As to any Mortgage Loan, the annual rate of interest borne by the related Mortgage Notes.

         Mortgage Subgroup: Each of the Subgroup 1-A Mortgage Loans and Subgroup 1-B Mortgage Loans.

         Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

         Mortgaged Property: The underlying property, including any Additional Collateral, securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Property Lease.

         Mortgagor: The obligor on a Mortgage Note.

         Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicer Advances, related Servicing Fees and Trustee Fees and any other accrued and unpaid fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

         Net Mortgage Rate: With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate for such Mortgage Loan.

         Net Prepayment Interest Shortfall: With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for such date exceeds the amount payable by the related Servicer in respect of such shortfall.

         Net WAC: As to any Distribution Date, the weighted average of the Net Mortgage Rates of the related Mortgage Loans as of the Due Date of the month preceding the month of such Distribution Date, weighted on the basis of their outstanding Stated Principal Balances (after giving effect to the Scheduled Payments due on or before such Due Date and Principal Prepayments received prior to such Due Date) at such time. When the term "Net WAC" is used herein with reference to only the One-Month LIBOR Loans or only the Six-Month LIBOR Loans, such weighted average shall be computed with reference solely to the Mortgage Loans in the relevant Mortgage Group or Mortgage Subgroup.

         Net WAC Shortfall. For any Class of LIBOR Certificates and any Distribution Date, the sum of:

       (i) the excess, if any, of the amount that would have been the Current Interest for such Class if the Certificate Interest Rate for such Class were calculated without regard to clause (ii) in the definition thereof, over the actual Current Interest for such Class for such Distribution Date;

       (ii) any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

       (iii) interest for the applicable Accrual Period on the amount described in clause (ii) above based on the applicable Certificate Interest Rate (determined without regard to clause (ii) in the definition thereof).

         Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

         Non-permitted Foreign Holder: As defined in Section 3.03(f).

         Nonrecoverable Advance: Any portion of an Advance or Servicer Advance previously made or proposed to be made by a Servicer (as certified in an Officer's Certificate of the related Servicer) or by the Trustee pursuant to
Section 5.04, which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

         Non-U.S. Person: Any person other than a "United States person" within the meaning of Section 7701(a)(30) of the Code.

         Notional Amount: With respect to any Notional Certificate and any Distribution Date, such Certificate's Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

         Notional Certificate: Any Group 1-X and Group 2-X Certificate.

         Offering Document: The Prospectus.

         Officer's Certificate: A certificate signed by two Authorized Officers of the Depositor.

         Officer's Certificate of the Servicer: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the related Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee.

         One-Month LIBOR: With respect to the first Accrual Period, the Initial One-Month LIBOR Rate. With respect to each subsequent Accrual Period, a per annum rate determined on the LIBOR Determination Date for the Class 1-A-1, Class 1-B-1, Class 2-A-1, Class 2-M-1 and Class 2-B-1 Certificates in the following manner by the Trustee on the basis of the "Interest Settlement Rate" set by the BBA for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

         (a) If on such a LIBOR Determination Date, the BBA's Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Trustee will obtain such rate from Reuters' "page LIBOR 01" or Bloomberg's page "BBAM." If such rate is not published for such LIBOR Determination Date, One-Month LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Trustee will designate an alternative index that has performed, or that the Trustee expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate. The Trustee will select a particular index as the alternative index only if it receives an Opinion of Counsel, which opinion shall be an expense reimbursed from the Distribution Account, that the selection of such index will not cause any of the REMICs to lose their classification as REMICs for federal income tax purposes.

         (b) The establishment of One-Month LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rate applicable to the Class 1-A-1, Class 1-B-1, Class 2-A-1, Class 2-M-1 and Class 2-B-1 Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

         One-Month LIBOR Loan: Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with One-Month LIBOR.

         Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee and who may be in-house or outside counsel to the Depositor or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the taxation, or the federal income tax status, of each REMIC.

         Original Applicable Credit Support Percentage: With respect to each Class of Subordinate Certificates, the corresponding percentage set forth opposite its Class designation: Class 1-B-1 - 3.40%; Class 1-B-2 - 2.15%; Class 1-B-3 - 1.30%; Class 1-B-4 - 0.80%; Class 1-B-5 - 0.55%; Class 1-B-6 - 0.40%,
Class 2-M-1 - 8.00%, Class2-B-1 - 3.15%; Class 2-B-2 - 2.00%; Class 2-B-3 -
1.60%; Class 2-B-4 - 1.00%; Class 2-B-5 - 0.70%; and Class 2-B-6 - 0.45%.

         Original Group 1 Subordinate Principal Amount: The aggregate of the initial Class Principal Amounts of the Classes of Group 1 Subordinated Certificates.

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

         Original Group 2 Subordinate Principal Amount: The aggregate of the initial Class Principal Amounts of the Classes of Group 2 Subordinated Certificates and the Group 2 Senior Mezzanine Certificates.

         Originators: With respect to the Group 1 Mortgage Loans, Morgan Stanley Dean Witter Credit Corporation and, with respect to the Group 2 Mortgage Loans, First Republic Bank.

         Overcollateralized Subgroup: On any Distribution Date, any Certificate Subgroup which is not an Undercollateralized Subgroup.

         Paying Agent: Any paying agent appointed by the Trustee pursuant to
Section 3.08.

         Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate other than a Notional Certificate, the Class 1-A-R, Class 2-A-R, Class MT-R, Class LTR-1 and Class LTR-2 Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class. With respect to the Class 1-A-R, Class 2-A-R, Class MT-R, Class LTR-1 and Class LTR-2 Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%. With respect to any Notional Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

         Permitted Investments: At any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                  (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

                  (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency including funds for which the Trustee or any of its Affiliates is investment manager or adviser;

                  (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies; and

                  (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. 2510.3-101.

         Prepayment Interest Shortfall: With respect to any full or partial Principal Prepayment of a Mortgage Loan, the excess, if any, of (i) one full month's interest at the applicable Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such Principal Prepayment over (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

         Prepayment Period: With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.

         Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

         Principal Distribution Amount: With respect to any Mortgage Group or Mortgage Subgroup, as applicable, and any Distribution Date, the sum of (a) each Scheduled Payment of principal collected or advanced on the related Mortgage Loans (before taking into account any Deficient Valuations or Debt Service Reductions) and due during the related Due Period, (b) that portion of the Purchase Price representing principal of any Mortgage Loans in such Mortgage Group or Mortgage Subgroup, as applicable, purchased in accordance with Section
2.04 hereof and received during the related Prepayment Period, (c) the principal portion of any related Substitution Amount received during the related Prepayment Period, (d) the principal portion of all Insurance Proceeds received during the related Prepayment Period with respect to Mortgage Loans in such Mortgage Group or Mortgage Subgroup, as applicable, that are not yet Liquidated Mortgage Loans, (e) the principal portion of all Net Liquidation Proceeds received during the related Prepayment Period with respect to Liquidated Mortgage Loans in such Mortgage Group or Mortgage Subgroup, as applicable, (f) the principal portion of the proceeds of any Additional Collateral with respect to the Mortgage Loans in such Mortgage Group or Mortgage Subgroup, as applicable, (g) the principal portion of all partial and full principal prepayments of Mortgage Loans in such Mortgage Group or Mortgage Subgroup, as applicable, applied by the related Servicer during the related Prepayment Period and (h) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article X hereof, that portion of the Redemption Price in respect of principal for such Mortgage Group or Mortgage Subgroup, as applicable.

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

         Principal Prepayment: Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of such Mortgage Loan in accordance with the terms of the Mortgage Note or the Servicing Agreement.

         Principal Transfer Amount: For any Distribution Date and for any Undercollateralized Subgroup, the excess, if any, of the aggregate Class Principal Amount of such Undercollateralized Subgroup immediately prior to such Distribution Date over the Aggregate Stated Principal Balance of the related Mortgage Subgroup immediately prior to such Distribution Date.

         Pro Rata Senior Percentage: Subject to the following sentence, with respect to each Distribution Date and each Mortgage Group or Mortgage Subgroup, as applicable, is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Class or Classes of Senior Certificates related to such Mortgage Group or Mortgage Subgroup, as applicable, immediately prior to such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all Mortgage Loans in that Mortgage Group or Mortgage Subgroup, as applicable, and for such Distribution Date; provided, however, that on any Distribution Date after a Subgroup Senior Termination Date has occurred, the Pro Rata Senior Percentage of the remaining Group 1 Senior Certificates is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Amounts of the remaining Class or Classes of Group 1 Senior Certificates immediately prior to such date and the denominator of which is the aggregate Class Principal Amount of the Group 1 Certificates, immediately prior to such date.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Proprietary Lease: With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

         Prospectus: The prospectus supplement dated July 24, 2003, together with the accompanying prospectus dated July 24, 2003, relating to the initial sale of the Group 1 Senior, Group 1-X, Class 1-B-1, Class 1-B-2, Class 1-B-3, Group 2 Senior, Group 2 Senior Mezzanine, Group 2-X, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates.

         Purchase Agreements: The mortgage purchase agreements listed in Exhibit F hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

         Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased by the Seller or Depositor pursuant to this Agreement, by the Servicers pursuant to the Servicing Agreements, or by the Seller pursuant to the Purchase Agreements, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, or such other amount as may be specified in the related Servicing Agreement or Purchase Agreement and (iii) the amount of any costs and damages incurred by the Trust Fund as a result of any violation of any applicable

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

federal, state, or local predatory or abusive lending law arising from or in connection with the origination of such Mortgage Loan.

         Rapid Prepayment Conditions: With respect to the Group 1 Mortgage Loans and any Distribution Date: if (1) the Aggregate Group 1 Subordinate Percentage on such date is less than 200% of the Aggregate Group 1 Subordinate Percentage on the Closing Date or (2) the outstanding Stated Principal Balance of the Mortgage Loans in a Mortgage Subgroup delinquent 60 days or more, averaged over the previous six months, as a percentage of the Subgroup 1-A Subordinate Amount or Subgroup 1-B Subordinate Amount, as applicable, on such Distribution Date (without giving effect to any payments on such Distribution Date) is greater than or equal to 50%.

         Rating Agency: Each of Moody's, S&P and Fitch Ratings.

         Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, as reported by the applicable Servicer to the Trustee, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus
(iii) the Liquidation Proceeds and the proceeds of any Additional Collateral, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

         Record Date: As to any Distribution Date (i) with respect to the LIBOR Certificates, the last Business Day preceding such Distribution Date (or the Closing Date, in the case of the first Distribution Date) unless such Certificates shall no longer be Book-Entry Certificates, in which case the Record Date shall be the last Business Day of the month preceding the month of such Distribution Date and (ii) in the case of all other Certificates (including LIBOR Certificates that are subsequently reissued as Definitive Certificates), the last Business Day of the month preceding the month of each Distribution Date.

         Redemption Date: Any Distribution Date on which Certificates may be redeemed.

         Redemption Price: With respect to any Class of Certificates to be redeemed, an amount equal to 100% of the related Class Principal Amount of the Certificates to be so redeemed, together with interest on such amount at the applicable Certificate Interest Rate through the related Accrual Period (as increased by any Interest Shortfalls but excluding any Net WAC Shortfalls), and including, in the case of the Redemption Price payable in connection with the redemption and retirement of all of the Certificates, the payment of all amounts (including, without limitation, all previously unreimbursed Advances and Servicing Advances and accrued and unpaid Servicing Fees) payable or reimbursable to the Trustee and the Servicers pursuant to this Agreement or the related Servicing Agreement.

         Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

         Relief Act Shortfalls: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

         REMIC: Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement.

         REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

         Replacement Mortgage Loan: A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form attached to the related Custody Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Maximum Rate not less than (and not more than two percentage points greater than) the Maximum Rate of the Deleted Mortgage Loan; (iii) have a gross margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the balance of the related Mortgage Group as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan; (iv) have an Effective Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (v) have Adjustment Dates that are no more or less frequent than the Deleted Mortgage Loan; (vi) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vii) not permit conversion of the related Mortgage Rate to a permanent fixed Mortgage Rate; (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; (ix) have the same or better FICO credit score; (x) have an initial interest adjustment date no earlier than five months before (and no later than five months after) the initial adjustment date of the Deleted Mortgage Loan, (xi) comply with each representation and warranty set forth in Article III of each Purchase Agreement; (xii) be included in the same Mortgage Group and Mortgage Subgroup, as applicable, as the Deleted Mortgage Loan and (xiii) shall be accompanied by an Opinion of

Counsel that such Replacement Mortgage Loan would not adversely affect the REMIC status of the Trust Estate or would not otherwise be prohibited by this Agreement.

         Request for Release: A request for release of documents, substantially in the form attached to each Custody Agreement, properly completed and signed by a related Servicing Officer (or, if delivered on behalf of the Seller or Depositor, an Authorized Officer thereof).

         Required Reserve Fund Deposit: Each of the Class 1-X-1A/1B Required Reserve Fund Deposit, Class 1-X-2 Required Reserve Fund Deposit, Class 1-X-B Required Reserve Fund Deposit, Class 2-X-1 Required Reserve Fund Deposit, Class 2-X-M Required Reserve Fund Deposit and the Class 2-X-B Required Reserve Fund Deposit.

         Reserve Fund: The Group 1 Reserve Fund or Group 2 Reserve Fund, as applicable.

         Residual Certificate: Any of the Class 1-A-R, Class MT-R, Class LTR-1, Class 2-A-R and Class LTR-2 Certificates.

         Responsible Officer: With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         Restricted Certificate: Any Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class LTR-1 or Class LTR-2 Certificate.

         Restricted Global Security: As defined in Section 3.01(c).

         S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

         SAIF: The Saving's Association Insurance Fund, or any successor thereto.

         Schedule of Exceptions: As defined in the related Custody Agreement.

         Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the related Servicing Agreement, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

         Seller: RWT Holdings, Inc., a Delaware corporation.

         Senior Certificate: Any one of the Group 1 Senior or Group 2 Senior Certificates.

         Senior Percentage: Except as provided in this definition, with respect to any Distribution Date and the related Mortgage Group or Mortgage Subgroup, as applicable, for any Distribution Date occurring prior to the Distribution Date in August 2013 is 100%. For any Distribution Date (i) occurring before the Distribution Date in August 2013 but on or after August 2006 on which the related Two Times Test is satisfied or (ii) in or after August 2013, the related Senior Percentage will be the related Pro Rata Senior Percentage. For any Distribution Date occurring prior to August 2006 on which the related Two Times Test is satisfied, the related Senior Percentage for the related Mortgage Group or Mortgage Subgroup, as applicable, will be equal to the related Pro Rata Senior Percentage plus 50% of an amount equal to 100% minus the related Pro Rata Senior Percentage. With respect to any Distribution Date after a Subgroup Senior Termination Date, the related Senior Percentage for the Mortgage Subgroup that experienced such Subgroup Senior Termination Date will be 0%.

         Senior Prepayment Percentage: With respect to any Distribution Date and for each Mortgage Group or Mortgage Subgroup, as applicable, during the ten years beginning on the first Distribution Date, 100%. Except as provided herein, the Senior Prepayment Percentage for each Mortgage Group or Mortgage Subgroup, as applicable, and any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date shall be as follows: (i) from August 2013 but before August 2014, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date; (ii) from August 2014 but before August 2015, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date; (iii) from August 2015 but before August 2016, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date; (iv) from August 2016 but before August 2017, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and (v) from and after August 2017, the related Senior Percentage for that Distribution Date; provided, however, that there shall be no reduction in the Senior Prepayment Percentage for any Mortgage Group or Mortgage Subgroup, as applicable, unless the Step Down Conditions are satisfied; and provided, further, that if on any such Distribution Date the Pro Rata Senior Percentage for a Mortgage Group or Mortgage Subgroup exceeds the related Pro Rata Senior Percentage on the Closing Date, the related Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

         Notwithstanding the above, if on any Distribution Date the Two Times Test is satisfied, the Senior Prepayment Percentage with respect to any Mortgage Group or Mortgage Subgroup, as applicable, shall equal the related Senior Percentage for such Distribution Date. In addition, if on any Distribution Date the allocation to the Senior Certificates related to each Mortgage Group or Mortgage Subgroup, as applicable, then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the sum of the Class Principal Amounts of those Certificates to below zero, the related Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Amount to zero.

         Senior Principal Distribution Amount: With respect to any Mortgage Group or Mortgage Subgroup, as applicable, and any Distribution Date, the sum of:

                  (1) the related Senior Percentage of all amounts described in clause (a) of the definition of "Principal Distribution Amount" for that Distribution Date;

                  (2) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of

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

                           (x) the related Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan and

                           (y) Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan;

                  (3) the related Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d) and (g) of the definition of "Principal Distribution Amount" for that Mortgage Group or Mortgage Subgroup, as applicable;

provided, however, that on any Distribution Date after a Subgroup Senior Termination Date, the related Senior Principal Distribution Amount for the remaining Group 1 Senior Certificates will be calculated pursuant to the above formula based on all Group 1 Mortgage Loans rather than the Mortgage Loans in the related Mortgage Subgroup only.

         Servicers: With respect to the Group 1 Mortgage Loans, Morgan Stanley Dean Witter Credit Corporation and its successors and assigns. With respect to the Group 2 Mortgage Loans, First Republic Bank and its successors and assigns.

         Servicer Advance: A "Servicing Advance" as defined in the related Servicing Agreement.

         Servicing Agreements: The agreements listed in Exhibit E, as each such agreement has been modified by the related Acknowledgement and as it may be amended or supplemented from time to time as permitted thereby.

         Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

         Servicing Fee Rate: With respect to each Mortgage Loan and any Distribution Date, the rate specified in the Mortgage Loan Schedule.

         Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by such Servicer on the Closing Date pursuant to the related Servicing Agreement, as such list may from time to time be amended.

         Six-Month LIBOR: With respect to the first Accrual Period, the Initial Six-Month LIBOR Rate. With respect to each subsequent Accrual Period, a per annum rate determined on the immediately preceding LIBOR Determination Date for the Class 1-A-2 Certificates in the following manner by the Trustee on the basis of the "Interest Settlement Rate" set by the BBA for six-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

         (a) If on such a LIBOR Determination Date, the BBA's Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page

3750 is not available on such date, the Trustee will obtain such rate from Reuters' "page LIBOR 01" or Bloomberg's page "BBAM." If such rate is not published for such LIBOR Determination Date, Six-Month LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Trustee will designate an alternative index that has performed, or that the Trustee expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate. The Trustee will select a particular index as the alternative index only if it receives an Opinion of Counsel, which opinion shall be an expense reimbursed from the Distribution Account, that the selection of such index will not cause any of the REMICs to lose their classification as REMICs for federal income tax purposes.

         (b) The establishment of Six-Month LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rate applicable to the Class 1-A-2 Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

         Six-Month LIBOR Loan: Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with Six-Month LIBOR.

         Special Hazard Loss: Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss, as reported by the related Servicer to the Trustee, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

         (a)      normal wear and tear;

         (b) fraud, conversion or other dishonest act on the part of the Trustee, the related Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

         (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

         (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

         (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

                  1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                  2.       by military, naval or air forces; or

                  3. by an agent of any such government, power, authority or forces;

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

         (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

         (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

         Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

         Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

         Step Down Conditions: With respect to the Group 1 Mortgage Loans and as of the first Distribution Date as to which any decrease in the related Senior Prepayment Percentage applies, (i) the outstanding Stated Principal Balance of all Group 1 Mortgage Loans 60 days or more Delinquent (including such Mortgage Loans in REO, foreclosure or bankruptcy status), averaged over the preceding six month period, as a percentage of the aggregate of the Class Principal Amounts of the Classes of the Group 1 Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Group 1 Mortgage Loans do not exceed (a) with respect to each Distribution Date from August 2013 but before August 2014, 30% of the Original Group 1 Subordinate Principal Amount, (b) with respect to each Distribution Date from August 2014 but before August 2015, 35% of the Original Group 1 Subordinate Principal Amount, (c) with respect to each Distribution Date from August 2015 but before August 2016, 40% of the Original Group 1 Subordinate Principal Amount, (d) with respect to each Distribution Date from August 2016 but before 2017, 45% of the Original Group 1 Subordinate Principal Amount and (e) with respect to each Distribution Date from and after August 2017, 50% of the Original Group 1 Subordinate Principal Amount.

         With respect to the Group 2 Mortgage Loans and as of the first Distribution Date as to which any decrease in the related Senior Prepayment Percentage applies, (i) the outstanding Stated Principal Balance of all Group 2 Mortgage Loans 60 days or more Delinquent (including such Mortgage Loans in REO, foreclosure or bankruptcy status), averaged over the preceding six month period, as a percentage of the aggregate of the Class Principal Amounts of the Classes of the Group 2 Senior Mezzanine and Group 2 Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution
Date), does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Group 2 Mortgage Loans do not exceed (a) with respect to each Distribution Date from August 2013 but before August 2014, 30% of the Original Group 2 Senior Mezzanine and Group 2 Subordinate Principal Amount, (b) with respect to each Distribution Date from August 2014 but before August 2015, 35% of the Group 2 Senior Mezzanine and Group 2 Subordinate Principal Amount, (c) with respect to each Distribution

Date from August 2015 but before August 2016, 40% of the Group 2 Senior Mezzanine and Group 2 Subordinate Principal Amount, (d) with respect to each Distribution Date from August 2016 but before August 2017, 45% of the Group 2 Senior Mezzanine and Group 2 Subordinate Principal Amount and (e) with respect to each Distribution Date from and after August 2017, 50% of the Group 2 Senior Mezzanine and Group 2 Subordinate Principal Amount.

         Sub-Account: Each of the Class 1-X-1, Class 1-X-2, Class 1-X-B Sub-accounts and the Class 2-X-1, Class 2-X-M and Class 2-X-B Sub-Accounts constituting the Group 1 Reserve Fund and Group 2 Reserve Fund.

         Subgroup 1-A: The Mortgage Subgroup consisting of the Subgroup 1-A Mortgage Loans.

         Subgroup 1-A Certificates: Each of the Class 1-A-1, Class 1-A-R, Class 1-X-1A and Class 1-X-1B Certificates relating to the Subgroup 1-A Mortgage Loans.

         Subgroup 1-A Mortgage Loans: The Group 1 Mortgage Loans that are included in Subgroup 1-A, as described in the Mortgage Loan Schedule.

         Subgroup 1-A Net WAC: For any Distribution Date, the weighted average of the Net Mortgage Rates of the Subgroup 1-A Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.

         Subgroup 1-A Subordinate Amount: For any Distribution Date, the excess of the Stated Principal Balance of the Subgroup 1-A Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs over the sum of the Class Principal Amounts of the Class 1-A-1 and Class 1-A-R Certificates immediately before such Distribution Date.

         Subgroup 1-B: The Mortgage Subgroup consisting of the Subgroup 1-B Mortgage Loans.

         Subgroup 1-B Certificates: Class 1-A-2 and Class 1-X-2 Certificates relating to the Subgroup 1-B Mortgage Loans.

         Subgroup 1-B Mortgage Loans: The Group 1 Mortgage Loans that are included in Subgroup 1-B, as described in the Mortgage Loan Schedule.

         Subgroup 1-B Net WAC: For any Distribution Date, the weighted average of the Net Mortgage Rates of the Subgroup 1-B Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.

         Subgroup 1-B Subordinate Amount: For any Distribution Date, the excess of the Stated Principal Balance of the Subgroup 1-B Mortgage Loans as of the first day of the month preceding the month in which such Distribution Date occurs over the Class Principal Amount of the Class 1-A-2 Certificates immediately before such Distribution Date.

         Subgroup Percentage: For each Mortgage Subgroup and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Aggregate Stated Principal Balance of the Mortgage Loans in such Subgroup as of such date and the denominator of which is the Aggregate Stated Principal Balance as of such date.

         Subgroup Senior Termination Date: The date on which the aggregate Class Principal Amount of the Senior Certificates related to either Subgroup 1-A or Subgroup 1-B is reduced to zero.

         Subgroup Subordinate Amount: Either the Subgroup 1-A Subordinate Amount or Subgroup 1-B Subordinate Amount, as applicable.

         Subordinate Certificate: Any of the Group 1 or Group 2 Subordinate Certificates.

         Subordinate Class Percentage: For each class of Group 1 Subordinate Certificates and each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the aggregate Class Principal Amount of all Classes of Group 1 Subordinate Certificates immediately prior to such date. With respect to the Group 2 Senior Mezzanine Certificates and each Class of Group 2 Subordinate Certificates and each Distribution Date, the "Subordinate Class Percentage" is equal to the percentage obtained by dividing the Class Principal Amount of the related Class immediately prior to such Distribution Date by the aggregate Class Principal Amount of the Group 2 Senior Mezzanine Certificates and all Classes of Group 2 Subordinate Certificates immediately prior to such date.

         Subordinate Percentage: With respect to each Mortgage Group or Mortgage Subgroup, as applicable, and any Distribution Date, the difference between 100% and the related Senior Percentage for such Mortgage Group or Mortgage Subgroup, as applicable, on such Distribution Date; provided, however, that on any Distribution Date after a Subgroup Senior Termination Date has occurred with respect to the Group 1 Senior Certificates related to either Mortgage Subgroup, the related Subordinate Percentage for such Mortgage Subgroup will represent the entire interest of the Group 1 Subordinate Certificates in the Group 1 Mortgage Loans and will be equal to the difference between 100% and the Senior Percentage related to the Group 1 Mortgage Loans in the aggregate for such Distribution Date.

         Subordinate Prepayment Percentage: With respect to any Distribution Date and for any Mortgage Group or Mortgage Subgroup, as applicable, the difference between 100% and the related Senior Prepayment Percentage for such Mortgage Group or Mortgage Subgroup, as applicable, for that Distribution Date.

         Subordinate Principal Distribution Amount: With respect to any Distribution Date and the Group 2 Senior Mezzanine, Group 2 Subordinate Certificates and Group 1 Subordinate Certificates and any Distribution Date, is equal to the sum of:

                           (1) the related Subordinate Percentage of all amounts described in clause (a) of the definition of "Principal Distribution Amount" for that Distribution Date;

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

                           (2) with respect to each Mortgage Loan in the related Mortgage Group or Mortgage Subgroup, as applicable, that became a Liquidated Mortgage Loan during the related Prepayment Period the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (2) of the definition of "Senior Principal Distribution Amount" for that Distribution Date, up to the Subordinate Percentage of the Stated Principal Balance of such Mortgage Loan; and

                           (3)      the related Subordinate Prepayment
                  Percentage of all amounts described in clauses (b), (c), (d) and (g) of the definition of "Principal Distribution Amount" for that Mortgage Group or Mortgage Subgroup, as applicable, and that Distribution Date;

                           minus, with respect to the Group 1 Subordinate
                  Certificates, the sum of:

                           any Principal Transfer Amount paid from the Available
                  Distribution Amount of the related Certificate Subgroup to an Undercollateralized Subgroup; and

                           the amount of principal distributions made to the
                  related Group 1 Senior Certificates pursuant to Section
                  5.02(h).

         With respect to the Group 2 Mortgage Loans, if the Step-Down Test with respect to the such Mortgage Loans is not satisfied on such Distribution Date so that the scheduled reduction in the amount of the related Senior Prepayment Percentage does not or would not occur, then 100% of the amounts provided in clause (2) above with respect to such Mortgage Loans shall be allocated to the Subordinate Principal Distribution Amount for the Group 2 Senior Mezzanine Certificates for such Distribution Date.

         On any Distribution Date after a Subgroup Senior Termination Date has occurred with respect to the related Group 1 Senior Certificates, the related Subordinate Principal Distribution Amount will not be calculated with respect to each Mortgage Subgroup, but instead will equal the amount calculated pursuant to the formula set forth above based on the Subordinate Percentage or Subordinate Prepayment Percentage, as applicable, for the Group 1 Subordinate Certificates for such Distribution Date with respect to all of the Group 1 Mortgage Loans as opposed to the Mortgage Loans in the related Mortgage Subgroup only.

         Substitution Amount: As defined in the second paragraph of Section 2.04(b).

         Tax Matters Person: The "tax matters person" as specified in the REMIC Provisions which shall initially be the Holder of the Class LTR-1 Certificate for Upper-Tier Group 1 REMIC and Lower-Tier Group 1 REMIC and the Holder of the Class LTR-2 Certificate for Upper-Tier Group 2 REMIC and Lower-Tier Group 2 REMIC.

         Telerate Page 3750: The display currently so designated as "Page 3750" on the Bridge Telerate Service (or such other page selected by the Trustee as may replace Page 3750 on that service for the purpose of displaying daily comparable rates on prices).

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

         Trust Fund: The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans and all interest and principal received thereon on or after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the Depositor's rights assigned to the Trustee under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts, the Distribution Account, property that secured a Mortgage Loan, the pledge, control and guaranty agreements and Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans, and the Reserve Funds.

         Trustee: Wells Fargo Bank Minnesota, National Association and any Person succeeding the Trustee hereunder, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

         Trustee Fee: With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Trustee Fee Rate and the Aggregate Stated Principal Balance as of the first day of the related Due Period.

         Trustee Fee Rate: 0.0025% per annum.

         Trustee Mortgage Files: With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or a Custodian on behalf of the Trustee.

         Two Times Test: As to any Distribution Date and any Mortgage Group or Mortgage Subgroup, as applicable:

                  - with respect to the Group 1 Mortgage Loans, the Aggregate Group 1 Subordinate Percentage is at least two times the related Aggregate Group 1 Subordinate Percentage as of the Closing Date;

                  - with respect to the Group 2 Mortgage Loans, the Aggregate Group 2 Subordinate Percentage is at least two times the Aggregate Group 2 Subordinate Percentage as of the Closing Date;

                  - the condition described in clause (i) of the definition of Step-Down Conditions is satisfied;

                  - with respect to the Group 1 Mortgage Loans, on or prior to the Distribution Date in July 2006, cumulative Realized Losses with respect to such Mortgage Loans do not exceed 20% of the aggregate Class Principal Amount of the Group 1 Subordinate Certificates as of the Closing Date and on or after the Distribution Date in August 2006, cumulative Realized Losses with respect to such Mortgage Loans do not exceed 30% of the aggregate Class Principal Amount of the Group 1 Subordinate Certificates as of the Closing Date; and

                  - with respect to the Group 2 Mortgage Loans, on or prior to the Distribution Date in July 2006, cumulative Realized Losses with respect to such Mortgage

                           Loans do not exceed 20% of the aggregate Class Principal Amount of the Group 2 Senior Mezzanine and Group 2 Subordinate Certificates as of the Closing Date and on or after the Distribution Date in August 2006, cumulative Realized Losses with respect to such Mortgage Loans do not exceed 30% of the aggregate Class Principal Amount of the Group 2 Senior Mezzanine and Group 2 Subordinate Certificates as of the Closing Date.

         UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

         Undercollateralized Subgroup: With respect to any Distribution Date, and any Certificate Subgroup, with respect to which the aggregate Class Principal Amount of such Certificate Subgroup is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Subgroup immediately prior to such Distribution Date.

         Underwriters: Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc.

         Underwriter's Exemption: Prohibited Transaction Exemption ("PTE") 90-24 as most recently amended and restated by PTE 2002-41 or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.

         Underwriting Agreement: The Underwriting Agreement, dated July 24, 2003, among Redwood Trust, Inc., the Seller, the Depositor and the Underwriters.

         Uniform Commercial Code: The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.\

         Upper-Tier Group 1 REMIC: As described in the Preliminary Statement.

         Upper-Tier Group 2 REMIC: As described in the Preliminary Statement.

         Upper-Tier REMIC: Each of the Upper-Tier Group 1 REMIC and Upper-Tier Group 2 REMIC.

         Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 91.00% of all Voting Interests shall be allocated to the Class 1-A-1, Class 1-A-2, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-A-1, Class 2-M-1, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates. Voting Interests shall be allocated among such Certificates based on the product of (i) 91.00% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amounts for each Class then outstanding and the denominator of which is the Aggregate Stated Principal Balance outstanding. At all times during the term of this Agreement, 7.00% of all Voting Interests shall be allocated among the Group 1-X and Group 2-X Certificates, while they remain outstanding, in proportion to their relative Class Notional Amounts. At all times during the term of this Agreement, the Class 1-A-R and Class 2-A-R Certificates shall each be allocated 1% of the Voting Interests. Voting Interests shall be allocated among the Certificates (other than the Class 1-A-R and Class 2-A-R Certificates) within each such Class in proportion to their Certificate Principal Amounts or Percentage Interests.

         Section 1.02 Calculations Respecting Mortgage Loans.

         Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as provided by the Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Servicer.

                                   ARTICLE II

                              DECLARATION OF TRUST;

                            ISSUANCE OF CERTIFICATES

         Section 2.01 Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

         (a) Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all the right, title and interest of the Depositor in and to the Trust Fund. Such conveyance includes, without limitation, (i) the Mortgage Loans, including the right to all payments of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor's right, title and interest in and to all amounts from time to time credited to and the proceeds of the Reserve Funds, the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the Depositor's rights under the Purchase Agreements and the Servicing Agreements as modified by the Acknowledgements and the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor's right, title or interest in REO Property and the proceeds thereof; (v) all of the Depositor's rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral related to the Additional Collateral Mortgage Loans, including, but not limited to, the pledge, control and guaranty agreements and the Limited Purpose Surety Bond, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the portion of the Trust Fund from time to time in its possession, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

         The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the

Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

         In connection with such transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, each Custodian acting on the Trustee's behalf, the documents or instruments described in Section 2 of each Custody Agreement with respect to each related Mortgage Loan (each a "Trustee Mortgage File") so transferred and assigned.

         (b) The Depositor shall cause Assignments of Mortgage with respect to each Mortgage Loan other than a Cooperative Mortgage Loan to be completed either
(A) in blank, without recourse, or (B) endorsed to "Wells Fargo Bank Minnesota, National Association, as Trustee of the Sequoia Mortgage Trust 2003-4, Mortgage Pass-Through Certificates, without recourse", within 30 days of the Closing Date for purpose of their recording; provided, however, that such Assignments need not be recorded if, on or prior to the Closing Date, the Depositor delivers, at its own expense, an Opinion of Counsel (which must be Independent counsel) acceptable to the Trustee and the Rating Agencies, to the effect that recording in such states is not required to protect the Trustee's interest in the related Mortgage Loans. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 270 days thereafter except to the extent delays are caused by the applicable recording office), the Depositor at its own expense and with the cooperation of the applicable Servicer, shall cause to be properly recorded by such Servicer in each public recording office where the related Mortgages are recorded each Assignment of Mortgage endorsed in the form described above with respect to each such Mortgage Loan.

         (c) In instances where a title insurance policy is required to be delivered to the Trustee or the applicable Custodian on behalf of the Trustee pursuant to the related Custody Agreement and is not so delivered, the Depositor will provide a copy of such title insurance policy to the related Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

         (d) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above Trustee Mortgage File, shall deliver to the Custodian on behalf of the Trustee, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account pursuant to Section
4.01 have been so deposited. All original documents that are not delivered to the applicable Custodian on behalf of the Trustee shall be held by the related Servicer in trust for the benefit of the Trustee and the Certificateholders.

         Section 2.02 Acceptance of Trust Fund by Trustee; Review of
                      Documentation for Trust Fund.

         (a) The Trustee, by execution and delivery hereof, acknowledges receipt by it or by the related Custodian on its behalf of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the related Custodian on behalf of the Trustee in accordance with the review procedures set forth in Section 4(a) of the applicable Custody Agreement. Each Custodian on behalf of the Trustee, will execute and

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

deliver to the Trustee and the Depositor an Initial Trust Receipt and Schedule of Exceptions, on the Closing Date in the forms required by the related Custody Agreement with respect to the Trustee Mortgage Files held by it.

         (b) Within 270 days after the Closing Date, each Custodian on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File to ascertain that all required documents set forth in Section 2 of the applicable Custody Agreement (each of which is attached hereto as Exhibit D) have been received and appear on their face to conform with the requirements set forth in Section 4A and 4B of the related Custody Agreement.

         (c) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, any Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

         (d) Each of the parties hereto acknowledges that each Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications and maintain the related Trustee Mortgage Files as provided in the applicable Custody Agreement.

         (e) Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the related Purchase Agreements, Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement.

         Section 2.03 Representations and Warranties of the Depositor.

         The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders as of the Closing Date or such other date as is specified, that:

                  (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

                  (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

                  (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

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

                  (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

                  (vi) immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's title insurance policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

                  (vii) This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the "UCC"), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

                  (viii) The Mortgage Loans constitute "instruments" within the meaning of the applicable UCC;

                  (ix) Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing

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

         statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor;

                  (x) None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

                  (xi) The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

         The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto

         Section 2.04 Discovery of Breach; Repurchase or Substitution of
                      Mortgage Loans.

         (a) Pursuant to Sections 2(b) and 2(d) of the Mortgage Loan Purchase and Sale Agreement, the Seller has made certain representations and warranties as to the characteristics of the Mortgage Loans as of the Closing Date. The Depositor, for the benefit of the Trustee and the Certificateholders hereby assigns any such rights against the Seller to the Trustee and the Seller acknowledges that it has agreed to comply with the provisions of this Section
2.04 in respect of a breach of any of such representations and warranties.

         It is understood and agreed that such representations and warranties set forth in Section 2(b) and 2(d) of the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon discovery by the Depositor or receipt of written notice of any materially defective document in, or, following the date of delivery to the Trustee of the related Custodian's Final Trust Receipt as required under the Custody Agreement, that a document is missing from, a Trustee Mortgage File, or discovery by the Depositor, the Seller of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a "Defective Mortgage Loan") (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such defective or missing document or breach and request that the Depositor deliver such missing document or cure or cause the cure of such defect or breach within 90 days from the date that the Depositor discovered or was notified of such missing document, defect or breach, and if the Depositor does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase and Sale Agreement and cause the Seller to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 90-day period (subject to Section 2.04(b) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, if the Seller shall have commenced to cure such breach within such 90-day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within an additional 90-day period. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Distribution Account, and the

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

Trustee, or its designee, upon receipt of such deposit and two copies of a Request for Release with respect to such Defective Mortgage Loan, shall release or cause the related Custodian to release to the Seller, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to it and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a "Deleted Mortgage Loan") and substitute one or more Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 2.04(b) below. It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

         (b) Any substitution of Replacement Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.04(a) above must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Seller substitutes a Replacement Mortgage Loan or Loans, such substitution shall be effected by delivering to the related Custodian, on behalf of the Trustee, for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers' Certificate stating that each such Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Amount (as described below), if any, in connection with such substitution. The related Custodian shall acknowledge receipt for such Replacement Mortgage Loan and, within 45 days thereafter, shall review such Mortgage Documents as specified in the related Custody Agreement and deliver to the Trustee and the Depositor, with respect to such Replacement Mortgage Loans, a certification substantially in the form of a revised Trust Receipt, with any exceptions noted thereon. Within one year of the date of substitution, the related Custodian shall deliver to the Trustee and the Depositor a certification substantially in the form of a revised Final Trust Receipt, with respect to such Replacement Mortgage Loans, with any exceptions noted thereon. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the Seller. For the month of substitution, distributions to the Certificateholders shall reflect the collections and recoveries in respect of such Deleted Mortgage in the Due Period preceding the month of substitution and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Replacement Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase and Sale Agreement, including all representations and warranties thereof included in the Mortgage Loan Purchase and Sale Agreement, in each case as of the date of substitution.

         For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the excess (each, a

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

"Substitution Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Replacement Mortgage Loans replacing such Deleted Mortgage Loans, together with one month's interest on such excess amount at the applicable Net Mortgage Rate. On the date of such substitution, the Seller, as applicable, shall deliver or cause to be delivered to the related Servicer for deposit in the related Custodial Account an amount equal to the related Substitution Amount, if any, and the related Custodian, on behalf of the Trustee, upon receipt of the related Replacement Mortgage Loan or Loans and two copies of a Request for Release with respect to the Deleted Mortgage Loan or Loans, shall release to the Seller the related Trustee Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

         In addition, the Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause an Adverse REMIC Event. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

         (c) Upon discovery by the Seller, the Depositor or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller or Depositor, as applicable, shall repurchase or, subject to the limitations set forth in Section 2.04(b), substitute one or more Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.04(a) above. The Trustee shall re-convey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

         (d) The Seller indemnifies and holds the Trust Fund, the Trustee, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Depositor and any Certificateholder may sustain in connection with any actions of such party relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

         Section 2.05 Grant Clause.

         (a) It is intended that the conveyance of the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor's right, title and interest in, to and under,

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

whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

         (b) The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee. Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor, (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan or (4) any change under the relevant UCC or other applicable laws. Neither the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee. Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans. In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

                                  ARTICLE III

                                THE CERTIFICATES

         Section 3.01 The Certificates.

         (a) The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount, or Notional Amount, as applicable, or in the Percentage Interests, specified herein. Each Class of Book-Entry

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

Certificates will be issued in the minimum denominations in Certificate Principal Amount (or Notional Amount) specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. Each Class of Non-Book-Entry Certificates other than the Residual Certificates shall be issued in definitive, fully registered form in the minimum denominations in Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof. The Residual Certificates shall each be issued as single Certificates and maintained in definitive, fully registered form in a denomination equal to 100% of the Percentage Interest of each such Class. The Class 1-X-1A, Class 1-X-1B, Class 1-X-2, Class 1-X-B, Class 2-X-1, Class 2-X-M and Class 2-X-B Certificates shall each be issued as single Certificates in a denomination equal to 100% of the Percentage Interest of each such Class.

         (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Trustee or an Authenticating Agent upon the order of the Depositor upon receipt by the Trustee of the Trustee Mortgage Files described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or of an Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Trustee to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

         (c) The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class LTR-1, Class 2-B-4, Class 2-B-5, Class 2-B-6 and Class LTR-2 Certificates offered and sold in reliance on the exemption from registration under Rule 144A under the Act shall be issued initially in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Certificates (each, a "Restricted Global Security").

         Section 3.02 Registration.

         The Trustee is hereby appointed, and the Trustee hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as successor Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee. The Certificate Registrar may appoint, by a written instrument delivered to the Holders, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

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

         Section 3.03 Transfer and Exchange of Certificates.

         (a) A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

         (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

         The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

                  (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the 1933 Act) of the Depositor or (y) being made to a "qualified institutional buyer" (a "QIB") as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit H hereto; and

                  (ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2), (3) or (7) under the Act, or to any Person all of the equity owners in

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

         which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit I hereto.

         (d) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Trustee, has received (A) a certificate substantially in the form of Exhibit J hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code. Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit J. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee, the Certificate Registrar or the Depositor.

         Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates. Neither the Trustee nor the Certificate Registrar shall have any obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions. The Trustee, the Certificate Registrar and the Depositor shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements. The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of a Plan any payments made on such ERISA-Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee, to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of a Plan.

         (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

         (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person

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

is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

         Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C. In addition, the Trustee or the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Trustee and the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Certificate Registrar shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

         If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.

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The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

         (g) Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder's or Owner's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

         Section 3.04 Cancellation of Certificates.

         Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

         Section 3.05 Replacement of Certificates.

         If (i) any Certificate is mutilated and is surrendered to the Trustee or the Certificate Registrar or (ii) the Trustee or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor, the Trustee or the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor or the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Certificate Registrar and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Certificate Registrar, the Trustee or any agent in connection therewith.

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         Section 3.06 Persons Deemed Owners.

         Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of any of them shall be affected by notice to the contrary.

         Section 3.07 Temporary Certificates.

         (a) Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

         (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount (or Notional Amount) of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

         Section 3.08 Appointment of Paying Agent.

         The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause any Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers. The initial Paying Agent shall be the Trustee.

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         Section 3.09 Book-Entry Certificates.

         (a) Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

                  (i) the provisions of this Section 3.09 shall be in full force and effect;

                  (ii) the Certificate Registrar, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

                  (iii)    to the extent that the provisions of this Section
         3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

                  (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

         (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

         (c) If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent, (ii) the Depositor, at its option, advises the Paying Agent in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount (or Class Notional Amount) of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing

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

Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates. Neither the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder. Notwithstanding the foregoing, the Certificate Registrar, upon the instruction of the Depositor, shall have the right to issue Definitive Certificates on the Closing Date in connection with credit enhancement programs.

                                   ARTICLE IV

                        ADMINISTRATION OF THE TRUST FUND

         Section 4.01 Custodial Accounts; Distribution Account.

         (a) On or prior to the Closing Date, each Servicer shall establish and maintain one or more Custodial Accounts, as provided in the related Servicing Agreement, into which all Scheduled Payments and unscheduled payments with respect to the related Mortgage Loans, net of any deductions or reimbursements permitted under the related Servicing Agreement, shall be deposited. On each Distribution Account Deposit Date, the Servicer shall remit to the Trustee for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Servicing Agreement.

         (b) The Trustee, shall establish and maintain an Eligible Account entitled "Distribution Account of Wells Fargo Bank Minnesota, National Association, as Trustee, for the benefit of Sequoia Mortgage Trust 2003-4 Holders of Mortgage Pass-Through Certificates." The Trustee shall, promptly upon receipt from the Servicer on each Distribution Account Deposit Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

                  (i) the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Servicing Agreements;

                  (ii) any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

         (c) In the event a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Trustee to withdraw such amount from the Distribution Account for repayment to such Servicer, as applicable, by delivery of an Officer's Certificate of such Servicer to the Trustee which describes the amount deposited in error.

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

         (d) On each Distribution Date and Redemption Date, the Trustee shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in
Section 5.02. The Trustee may from time to time withdraw from the Distribution Account and pay itself or a Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to the clauses (A) through (D) of the definition of Available Distribution Amount.

         (e) Funds in the Distribution Account may be invested in Permitted Investments selected by the Trustee, which shall mature not later than one Business Day prior to the Distribution Date (except that if such Permitted Investment is an obligation of the Trustee, then such Permitted Investment shall mature not later than such applicable Distribution Date) and any such Permitted Investment shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any Permitted Investment shall be for the benefit of the Trustee and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The amount of any losses incurred in respect of any such investments shall be deposited in such Distribution Account by the Trustee out of its own funds, without any right of reimbursement therefor, immediately as realized.

         Section 4.02 Reports Certificateholders.

         On each Distribution Date, the Trustee shall have prepared and shall make available to each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Servicers).

         (a) the amount of the distributions, separately identified, with respect to each Class of Certificates;

         (b) the amount of the distributions set forth in the clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

         (c) the amount of the distributions set forth in the clause (a) allocable to interest and how it was calculated;

         (d) the amount of any unpaid Interest Shortfall or Net WAC Shortfall and the related accrued interest thereon, with respect to each Class of Certificates;

         (e) the Class Principal Amount of each Class of Certificates after giving effect to the distribution of principal on that Distribution Date;

         (f) the Aggregate Stated Principal Balance of the Mortgage Loans in each Mortgage Group and Mortgage Subgroup and the applicable Net WAC of the Mortgage Loans in each Mortgage Group and Mortgage Subgroup at the end of the related Prepayment Period;

         (g) the Stated Principal Balance of the Mortgage Loans in each Mortgage Group and Mortgage Subgroup whose Mortgage Rates adjust on the basis of the One-Month LIBOR index and the Six-Month LIBOR index at the end of the related Prepayment Period;

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         (h) the Pro Rata Senior Percentage, Senior Percentage and the
Subordinate Percentage for each Mortgage Group for the following Distribution Date;

         (i) the Senior Prepayment Percentage and Subordinate Prepayment Percentage for each Mortgage Group and Mortgage Subgroup for the following Distribution Date;

         (j) in the aggregate and with respect to each Mortgage Group and Mortgage Subgroup, the amount of Servicing Fee paid to or retained by the related Servicer;

         (k) in the aggregate and with respect to each Mortgage Group and Mortgage Subgroup, the amount of Trustee Fee paid to or retained by the Trustee;

         (l) in the aggregate and with respect to each Mortgage Group and Mortgage Subgroup, the amount of Advances for the related Due Period;

         (m) in the aggregate and with respect to each Mortgage Group and Mortgage Subgroup, the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

         (n) in the aggregate and with respect to each Mortgage Group and Mortgage Subgroup, for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of that Mortgage Loan as of the close of business on the last day of the related Due Period;

         (o) in the aggregate and with respect to each Mortgage Group and Mortgage Subgroup, the total number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

         (p) in the aggregate and with respect to each Mortgage Group and Mortgage Subgroup, the amount of Realized Losses incurred during the preceding calendar month;

         (q) in the aggregate and with respect to each Mortgage Group and Mortgage Subgroup, the cumulative amount of Realized Losses incurred since the Closing Date;

         (r) the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

         (s) with respect to each Mortgage Group and Mortgage Subgroup, the aggregate amount of Special Hazard Losses incurred during the preceding calendar month;

         (t) the Certificate Interest Rate for each Class of Certificates for that Distribution Date; and

         (u) the amount of any Principal Transfer Amounts or Interest Transfer Amounts paid to an Undercollateralized Subgroup or Principal Transfer Amounts between Mortgage Subgroups in the event of Rapid Prepayment Conditions.

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         The Trustee shall make such reports available each month via its website at http://www.ctslink.com. Assistance in using the website may be obtained by calling the Trustee's customer service desk at (301) 815-6600. Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Trustee and indicating such. In preparing or furnishing the foregoing information, the Trustee shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Trustee by the Servicer, and the Trustee shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

         Upon receipt by the Trustee of the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, the Trustee, shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the related Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Trustee shall be entitled to be reimbursed by such Certificateholders for the Trustee's actual expenses incurred in providing such reports and access.

                                   ARTICLE V

                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

         Section 5.01 Distributions Generally.

         (a) Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Trustee at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000, or in the case of a Class of Interest-Only Certificates or Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar's Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon

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presentation and surrender of such Certificate at the Certificate Registrar's
Corporate Trust Office. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

         (b) All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

         Section 5.02 Distributions from the Distribution Account.

         (a) (I) With respect to the Group 1 Certificates and subject to Sections 5.02(h) and (i), on each Distribution Date, the Available Distribution Amount from the Group 1 Mortgage Loans and each Mortgage Subgroup, shall be withdrawn by the Trustee from the Distribution Account, to the extent of funds available therefor, and allocated among the classes of Group 1 Senior Certificates and Group 1 Subordinate Certificates in the following order of priority:

                  (i) Concurrently, to the payment of the related Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on each Class of Group 1 Senior Certificates related to a Mortgage Subgroup, from collections from Mortgage Loans in the related Mortgage Subgroup; provided, however, that on each Distribution Date, to the extent of the related Required Reserve Fund Deposit for such date, the proportionate amount of the related Interest Distribution Amount that would otherwise be payable to the Class 1-X-1A, Class 1-X-1B, Class 1-X-2 and Class 1-X-B Certificates will be deposited in the Group 1 Reserve Fund and will not be distributed to such Class;

                  (ii) Concurrently, to the Group 1 Senior Certificates from the Available Distribution Amount remaining from Subgroup 1-A or Subgroup 1-B, as applicable, after application of priority (i) above, as follows:

                           (a) sequentially to the Class 1-A-R and Class 1-A-1 Certificates, in that order, the Senior Principal Distribution Amount for Subgroup 1-A, until their respective Class Principal Amounts have been reduced to zero; and

                           (b) to the Class 1-A-2 Certificates, the Senior Principal Distribution Amount for Subgroup 1-B, until the Class Principal Amount of such Class has been reduced to zero;

                  (iii) From the Available Distribution Amount from the Group 1 Mortgage Loans remaining after the application of priorities (i) and
         (ii) above, to the Class 1-B-1 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                  (iv) From the Available Distribution Amount from the Group 1 Mortgage Loans remaining after the application of priorities (i) through (iii) above, to the Class 1-B-1 Certificates, such Class' Subordinate Class Percentage of the related Subordinate

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

         Principal Distribution Amount for each Mortgage Subgroup, until its Class Principal Amount has been reduced to zero;

                  (v) From the Available Distribution Amount from Group 1 Mortgage Loans remaining after the application of priorities (i) through (iv) above, to the Class 1-B-2 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                  (vi) From the Available Distribution Amount from the Group 1 Mortgage Loans remaining after application of priorities (i) through
         (v) above, to the Class 1-B-2 Certificates, such Class' Subordinate Class Percentage of the related Subordinate Principal Distribution Amount for each Mortgage Subgroup, until its Class Principal Amount has been reduced to zero;

                  (vii) From the related Sub-Account of the Group 1 Reserve Fund, concurrently for payment to the Class 1-A-1, Class 1-A-2 and Class 1-B-1 Certificates, any related Net WAC Shortfall or related unpaid Net WAC Shortfall for such Distribution Date;

                  (viii) From the remaining Available Distribution Amount from the Group 1 Mortgage Loans remaining after application of priorities
         (i) through (vii) above, in the following order of priority:

                           (A) to the Class 1-B-3 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                           (B) to the Class 1-B-3 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Subgroup, until its Class Principal Amount has been reduced to zero;

                           (C) to the Class 1-B-4 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                           (D) to the Class 1-B-4 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Subgroup, until its Class Principal Amount has been reduced to zero;

                           (E) to the Class 1-B-5 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                           (F) to the Class 1-B-5 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Subgroup, until its Class Principal Amount has been reduced to zero;

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

                           (G) to the Class 1-B-6 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                           (H) to the Class 1-B-6 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Subgroup, until its Class Principal Amount has been reduced to zero; and

                  (ix) To the Class 1-A-R, Class MT-R and Class LTR-1 Certificates, any remaining amount of the Available Distribution Amount from the Mortgage Subgroups in the aggregate allocated as provided in
         Section 5.02(d).

         (II) With respect to the Group 2 Certificates, on each Distribution Date, the Available Distribution Amount from the Group 2 Mortgage Loans, shall be withdrawn by the Trustee from the Distribution Account, to the extent of funds available therefor, and allocated among the classes of Group 2 Senior, Group 2 Senior Mezzanine and Group 2 Subordinate Certificates in the following order of priority:

                  (i) Concurrently, to the payment of the related Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on each Class of Group 2 Senior Certificates; provided, however, that on each Distribution Date, to the extent of the related Required Reserve Fund Deposit for such date, the proportionate amount of the Interest Distribution Amount that would otherwise be payable to the Class 2-X-1, Class 2-X-M and Class 2-X-B Certificates will be deposited in the Group 2 Reserve Fund and will not be distributed to such Class;

                  (ii) To the Group 2 Senior Certificates from the Available Distribution Amount remaining from the Group 2 Mortgage Loans after application of priority (i) above, as follows: sequentially to the Class 2-A-R and Class 2-A-1 Certificates, in that order, the Senior Principal Distribution Amount for the Group 2 Mortgage Loans, until their respective Class Principal Amounts have been reduced to zero;

                  (iii) From the Available Distribution Amount from the Group 2 Mortgage Loans remaining after the application of priorities (i) and
         (ii) above, to the Group 2 Senior Mezzanine Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                  (iv) From the Available Distribution Amount from Group 2 remaining after the application of priorities (i) through (iii) above, to the Group 2 Senior Mezzanine Certificates, such Class' Subordinate Class Percentage of the related Subordinate Principal Distribution Amount for the Group 2 Mortgage Loans, until its Class Principal Amount has been reduced to zero;

                  (v) From the Available Distribution Amount from the Group 2 Mortgage Loans remaining after the application of priorities (i) and
         (iv) above, to the Class 2-B-1 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

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                  (vi)     From the Available Distribution Amount from the Group
         2 Mortgage Loans remaining after the application of priorities (i) through (v) above, to the Class 2-B-1 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Group 2 Mortgage Loans, until its Class Principal Amount has been reduced to zero;

                  (vii) From the Available Distribution Amount from the Group 2 Mortgage Loans remaining after the application of priorities (i) through (vi) above, to the Class 2-B-2 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                  (viii) From the Available Distribution Amount from the Group 2 Mortgage Loans remaining after application of priorities (i) through
         (vii) above, to the Class 2-B-2 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Group 2 Mortgage Loans, until its Class Principal Amount has been reduced to zero;

                  (ix) From the related Sub-Account of the Group 2 Reserve Fund, concurrently for payment to the Class 2-A-1, Class 2-M-1 and Class 2-B-1 Certificates, any related Net WAC Shortfall or related unpaid Net WAC Shortfall for such Distribution Date;

                  (x) From the remaining Available Distribution Amount for Group 2 remaining after application of priorities (i) through (ix) above, in the following order of priority:

                           (A) to the Class 2-B-3 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                           (B) to the Class 2-B-3 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Group 2 Mortgage Loans, until its Class Principal Amount has been reduced to zero;

                           (C) to the Class 2-B-4 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                           (D) to the Class 2-B-4 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Group 2 Mortgage Loans, until its Class Principal Amount has been reduced to zero;

                           (E) to the Class 2-B-5 Certificates, the payment of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                           (F) to the Class 2-B-5 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Group 2 Mortgage Loans, until its Class Principal Amount has been reduced to zero;

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                           (G)      to the Class 2-B-6 Certificates, the payment
                  of its applicable Interest Distribution Amount and any outstanding Interest Shortfalls allocable to such Class;

                           (H) to the Class 2-B-6 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Group 2 Mortgage Loans, until its Class Principal Amount has been reduced to zero; and

                  (xi) To the Class 2-A-R, Class MT-R and Class LTR-2 Certificate, any remaining amount of the Available Distribution Amount from the Group 2 Mortgage Loans allocated as provided in Section 5.02(d).

         (b) On each Distribution Date on and after the Credit Support Depletion Date, the Available Distribution Amount for the Group 1 Mortgage Loans will be distributed to the remaining Classes of Group 1 Certificates, first, to pay the related Interest Distribution Amount and any accrued but unpaid Interest Shortfalls; second, to pay principal, on a pro rata basis (on the basis of their Class Principal Amounts), on the remaining Classes of Group 1 Certificates (other than the Group 1-X Certificates); third, to pay any related Net WAC Shortfall or any related unpaid Net WAC Shortfall; and fourth, to the Class 1-A-R and Class LTR-1 Certificates, any remaining Available Distribution Amount for the Group 1 Mortgage Loans.

         With respect to the Group 2 Certificates and each Distribution Date on and after the Credit Support Depletion Date, the Available Distribution Amount for the Group 2 Mortgage Loans will be distributed to the remaining Classes of Group 2 Certificates, first, to pay the related Interest Distribution Amount and any accrued but unpaid Interest Shortfalls; second, to pay principal, on a pro rata basis (on the basis of their Class Principal Amounts), on the remaining Classes of Group 2 Certificates (other than the Group 2-X Certificates); third, to pay any related Net WAC Shortfall or any related unpaid Net WAC Shortfall; and fourth, to the Class 2-A-R and Class LTR-2 Certificates, any remaining Available Distribution Amount for the Group 2 Mortgage Loans.

         (c) With respect to the Group 1 Subordinate Certificates and notwithstanding the priority and allocation set forth above, if on any Distribution Date the Applicable Credit Support Percentage for such Class and Distribution Date is less than the Applicable Credit Support Percentage for that Class on the date of issuance of the related Certificates, no distribution of Principal Prepayments will be made to any such Classes and the amount otherwise distributable to those Classes in respect of Principal Prepayments will be allocated among the remaining classes of Group 1 Subordinate Certificates, pro rata, based upon their respective Class Principal Amounts, and distributed in the order described above.

         With respect to the Group 2 Senior Mezzanine Certificates and each class of Group 2 Subordinate Certificates and notwithstanding the priority and allocation set forth above, if on any Distribution Date the Applicable Credit Support Percentage for such Class and such Distribution Date is less than the Applicable Credit Support Percentage for that Class on the date of issuance of the related Certificates, no distribution of Principal Prepayments will be made to any such Classes and the amount otherwise distributable to those Classes in respect of Principal Prepayments will be allocated among the Group 2 Senior Mezzanine Certificates and the

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remaining Classes of Group 2 Subordinate Certificates, pro rata, based upon their respective Class Principal Amounts, and distributed in the order described above.

         (d) Amounts distributed to the Residual Certificates pursuant to subparagraphs (a)(I)(ix) and (a)(II)(xi) of this Section 5.02 on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date.

         (e) For purposes of distributions provided in paragraph (a)(I) of this
Section 5.02, each Mortgage Subgroup shall "relate" to the Senior Class or Classes of the applicable Certificate Subgroup.

         (f) To the extent a Net WAC Shortfall is experienced on the Class 1-A-1, Class 1-A-2, Class 1-B-1, Class 2-A-1, Class 2-M-1 and Class 2-B-1 Certificates, the Trustee shall withdraw from the related Sub-Account of the related Reserve Fund an amount for distribution to such Class equal to the lesser of (1) the amount of such Net WAC Shortfall and (2) the amounts available therefor on deposit in the related Sub-Account as provided in Section 5.06.

         (g) For purposes of distributions of interest in paragraph (a)(I) and paragraph (a)(II) of this Section 5.02 such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

         (h) Notwithstanding the priority of distributions set forth in paragraph (a)(I) of this Section 5.02, if on any Distribution Date prior to the related Credit Support Depletion Date (1) either one of the related Rapid Prepayment Conditions is satisfied on such date and (2) the Certificate Principal Amount of the Senior Certificates relating to one of the Mortgage Subgroups has been reduced to zero, then that portion of the Available Distribution Amount for each Mortgage Subgroup described in Section 5.02(a)(I)(ii) that represents principal collections on the Mortgage Loans in such Mortgage Subgroup shall be applied as an additional distribution to the remaining Classes of Group 1 Senior Certificates in reduction of, and in proportion to, the Class Principal Amounts thereof; provided, however, that any such amounts distributable to the Class 1-A-R and Class 1-A-1 Certificates shall be distributed sequentially thereto in such order.

         (i) If, on any Distribution Date, any Certificate Subgroup would constitute an Overcollateralized Subgroup and the other Certificate Subgroup constitutes an Undercollateralized Subgroup, then notwithstanding Section 5.02(a)(I)(ii), the Available Distribution Amount for the Overcollateralized Subgroup, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Subgroup, shall be distributed up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Subgroup to the Senior Certificates related to the Undercollateralized Subgroup in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.

         (j) With respect to the Group 2 Subordinate Certificates and any Distribution Date, if the Step-Down Test with respect to the Group 2 Mortgage Loans is not satisfied on such Distribution Date so that the scheduled reduction in the amount of the related Senior Prepayment Percentage

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

does not or would not occur, then 100% of the amounts for distribution to the Group 2 Subordinate Certificates in respect of Principal Prepayments on the Group 2 Mortgage Loans shall be allocated to the Subordinate Principal Distribution Amount for the Group 2 Senior Mezzanine Certificates for such Distribution Date.

         Section 5.03 Allocation of Losses.

         (a) On or prior to each Distribution Date, the Trustee shall aggregate the information provided by each Servicer with respect to the total amount of Realized Losses and Special Hazard Losses experienced on the Mortgage Loans for the related Distribution Date.

         (b) With respect to the Group 1 Mortgage Loans and related Certificates and each Distribution Date, the principal portion of Realized Losses with respect to such Distribution Date shall be allocated as follows:

                  (i) Realized Losses for the related Mortgage Group or Mortgage Subgroup, as applicable, shall be allocated in the following order:

                           first, to the Classes of Group 1 Subordinate
                  Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Group 1 Subordinate Certificates with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero; and

                           second, to each Class of Group 1 Senior Certificates
                  of the related Mortgage Subgroup that sustained such loss (allocated among the related Senior Classes on a pro rata basis), in each case, until the Class Principal Amount of each Class of Group 1 Senior Certificates is reduced to zero;

                  (ii) The Class Principal Amount of the Class of Group 1 Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the Group 1 Subordinate Certificates Writedown Amount for such Distribution Date.

         (c) With respect to the Group 2 Mortgage Loans and related Certificates and each Distribution Date, the principal portion of Realized Losses with respect to such Distribution Date shall be allocated as follows:

                  (i) Realized Losses for the related Mortgage Group shall be allocated in the following order:

                           first, to the Classes of Group 2 Subordinate
                  Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Group 1 Subordinate Certificates with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero;

                           second, to the Class of Group 2 Senior Mezzanine
                  Certificates until the Class Principal Amount of each such Class is reduced to zero;

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

                           third, to each Class of Group 2 Senior Certificates
                  (allocated on a pro rata basis), in each case, until the Class Principal Amount of each Class of Group 2 Senior Certificates is reduced to zero;

                  (ii) The Class Principal Amount of the Group 2 Senior Mezzanine Certificates or Class of Group 2 Subordinate Certificates then outstanding with the highest numerical Class designation, as applicable, shall be reduced on each Distribution Date by the Group 2 Subordinate Certificates Writedown Amount for such Distribution Date.

         (d) On any Distribution Date for which the current aggregate Class Principal Amount of the Group 1 Subordinate Certificates or Group 2 Senior Mezzanine and Group 2 Subordinate Certificates has been reduced to zero, as the case may be, and a Realized Loss that is a Special Hazard Loss is to be allocated to the related Senior Certificates, such loss instead will be allocated among such Senior Certificates and the most subordinate Class of Group 1 or Group 2 Subordinate Certificates or Group 2 Senior Mezzanine Certificates, as applicable, related to the other Mortgage Group then-outstanding on a pro rata basis, based on the related Class Principal Amounts thereof.

         (e) Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss. In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates, each outstanding Class to which any portion of such Realized Loss had previously been allocated shall be entitled to receive, on the Distribution Date in the month following the month in which such recovery is received, its pro rata share (based on the amount of Realized Losses previously allocated thereto) of such recovery, up to the amount of the portion of such Realized Loss previously allocated to such Class. Any such recovery allocated to a Class of Certificates shall not further reduce the Certificate Principal Amount of such Certificate. Any such amounts not otherwise allocated to any Class of Certificates pursuant to this subsection shall be treated as Principal Prepayments for purposes of this Agreement.

         Section 5.04 Advances.

         If a Servicer fails to remit any Advance required to be made under the applicable Servicing Agreement, the Trustee shall itself make, or shall cause the successor Servicer to make, such Advance. If the Trustee determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit from its own funds (or funds advanced by the related Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Trustee and the related Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Trustee (or successor Servicer) determines in its reasonable judgment that an Advance is non-recoverable, the Trustee (or successor servicer) shall be under no obligation to make such Advance.

         Section 5.05 [Reserved.]

         Section 5.06 Reserve Funds.

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         (a) On the Closing Date, the Trustee shall establish and maintain in the Trustee's name, in trust for the benefit of the holders of the Group 1 LIBOR Certificates and the Group 1-X Certificates, the Group 1 Reserve Fund, into which the Depositor shall deposit $10,000. On the Closing Date, the Trustee shall establish and maintain in the Trustee's name, in trust for the benefit of the holders of the Group 2 LIBOR Certificates and the Group 2-X Certificates, the Group 2 Reserve Fund, into which the Depositor shall deposit $10,000. Each Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. The Reserve Funds shall not be an asset of any REMIC established hereby.

         (b) The Group 1 Reserve Fund will be comprised of three Sub-Accounts: the "Class 1-X-1 Sub-Account," "Class 1-X-2 Sub-Account" and "Class 1-X-B Sub-Account." On each Distribution Date, (i) Current Interest that would otherwise be distributable with respect to the Class 1-X-1A and Class 1-X-1B Certificates, to the extent of funds available therefor, shall instead be deposited in the Class 1-X-1 Sub-Account to the extent of the applicable Class 1-X-1A/1B Required Reserve Fund Deposit, (ii) Current Interest that would otherwise be distributable with respect to the Class 1-X-2 Certificates, to the extent of funds available therefor, shall instead be deposited in the Class 1-X-2 Sub-Account to the extent of the Class 1-X-2 Required Reserve Fund Deposit and (iii) Current Interest that would otherwise be distributable with respect to the Class 1-X-B Certificates, to the extent of funds available therefor, shall instead be deposited in the Class 1-X-B Sub-Account to the extent of the Class 1-X-B Required Reserve Fund Deposit.

         The Group 2 Reserve Fund will be comprised of three Sub-Accounts: the "Class 2-X-1 Sub-Account," "Class 2-X-M Sub-Account" and "Class 2-X-B Sub-Account." On each Distribution Date, (i) Current Interest that would otherwise be distributable with respect to the Class 2-X-1 Certificates, to the extent of funds available therefor, shall instead be deposited in the Class 2-X-1 Sub-Account to the extent of the applicable Class 2-X-1 Required Reserve Fund Deposit, (ii) Current Interest that would otherwise be distributable with respect to the Class 2-X-M Certificates, to the extent of funds available therefor, shall instead be deposited in the Class 2-X-M Sub-Account to the extent of the Class 2-X-M Required Reserve Fund Deposit and (iii) Current Interest that would otherwise be distributable with respect to the Class 2-X-B Certificates, to the extent of funds available therefor, shall instead be deposited in the Class 2-X-B Sub-Account to the extent of the Class 2-X-B Required Reserve Fund Deposit.

         (c) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 1-A-1, Class 1-A-2, Class 2-A-1 and Class 2-M-1 Certificates, the Trustee shall withdraw from the Class 1-X-1 Sub-Account, Class 1-X-2 Sub-Account, Class 2-X-1 Sub-Account and Class 2-X-M Sub-Account, respectively, the amount of such Net WAC Shortfall for distribution on such Distribution Date pursuant to Section 5.02(f).

         (d) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 1-B-1 and Class 2-B-1 Certificates, the Trustee shall withdraw from the Class 1-X-B Sub-Account and Class 2-X-B Sub-Account, respectively, the amount of such Net WAC Shortfall for distribution on such Distribution Date pursuant to Section 5.02(f).

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

         (e) Funds in each of the Sub-Accounts shall be invested in Permitted Investments. Any earnings on amounts in the Class 1-X-1 Sub-Account shall be for the benefit of the Class 1-X-1A and Class 1-X-1B Certificateholders. Any earnings on amounts in the Class 1-X-2 Sub-Account and Class 1-X-B Sub-Account shall be for the benefit of the Class 1-X-2 and Class 1-X-B Certificateholders, respectively. Any earnings on amounts in the Class 2-X-1 Sub-Account, Class 2-X-M Sub-Account and Class 2-X-B Sub-Account shall be for the benefit of the Class 2-X-1, Class 2-X-M and Class 2-X-B Certificateholders, respectively. The Interest-Only Certificates shall evidence ownership of the related Sub-Account for federal income tax purposes and the Holders thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein. The applicable Interest-Only Certificateholder(s) shall be liable for any losses incurred on such investments; provided, that, the amount of any loss incurred in respect of any such investment made with funds in such accounts shall be deducted from amounts otherwise payable to the related Interest-Only Certificateholder (after giving effect to any related Required Reserve Fund Deposit) or, if such funds are not sufficient to cover such losses, from the related Interest-Only Certificateholder's own funds. In the absence of written instructions from the applicable Interest-Only Certificateholder as to investment of funds on deposit in the related Sub-Account, such funds shall be invested in money market funds as described in paragraph (ix) of the definition of Permitted Investments in Article I. For all Federal income tax purposes, amounts transferred by the Upper-Tier Group 1 REMIC to the Group 1 Reserve Fund shall be treated as amounts distributed by Upper-Tier Group 1 REMIC to the Group 1-X Certificateholders and amounts transferred by the Upper-Tier Group 2 REMIC to the Group 2 Reserve Fund shall be treated as amounts distributed by Upper-Tier Group 2 REMIC to the Group 2-X Certificateholders.

         (f) Upon termination of the Trust Fund any amounts remaining in the related Sub-Account shall be distributed to the applicable Interest-Only Certificateholders.

                                   ARTICLE VI

                    CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

         Section 6.01 Duties of Trustee.

         (a) The Trustee, except during the continuance of an Event of Default undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicers to the Trustee

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

pursuant to this Agreement or the related Servicing Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee pursuant to this Agreement. Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders and will, at the expense of the Trust Fund, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders.

         (c) The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits). No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

                  (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the applicable Servicer (i) to remit funds (or to make Advances) or (ii) to furnish information to the Trustee when required to do so) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

                  (iii) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicers under the Servicing Agreements;

                  (iv) The Trustee shall not be responsible for any act or omission of the Servicers, the Depositor, the Seller or Deutsche Bank National Trust Company, as Custodian, or any successor Custodian under a Custody Agreement.

         (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the related Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the

Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

         (e) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under this Agreement.

         (f) The Trustee shall not be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the (i) Servicers under the Servicing Agreements except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, a Servicer in accordance with the terms of the related Servicing Agreement, or (ii) of any Custodian under a Custody Agreement except during such time, if any, as the Trustee shall be successor to such Custodian.

         (g) The Trustee shall not be held liable by reason of any insufficiency in the Distribution Account or the Reserve Funds resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

         (h) Except as otherwise provided herein, the Trustee shall not have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Servicers delivered to the Trustee pursuant to the Servicing Agreements believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

         (i) The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee, was negligent in ascertaining the pertinent facts.

         (j) Notwithstanding anything in this Agreement to the contrary, Trustee shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

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

         Section 6.02 Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 6.01:

                  (i) The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (iv) Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding. The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed to the Trustee by the Trust Fund;

                  (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee conferred on it by such appointment, provided that the Trustee shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee;

                  (vi) The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such

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         Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (vii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

                  (viii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

         Section 6.03 Trustee Not Liable for Certificates.

         The Trustee make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. Except as otherwise provided herein, the Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

         Section 6.04 Trustee May Own Certificates.

         The Trustee and any Affiliate or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee or such agent.

         Section 6.05 Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Servicer. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such

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corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

         Section 6.06 Resignation and Removal of Trustee.

         (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor and the Servicers. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor trustee and one copy to each of the Servicers. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating, then the Depositor shall remove the Trustee and the Depositor shall appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed, one copy each to the successor trustee and one copy to the Servicer.

         (c) The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days' written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor and one copy to the Trustee; the Depositor shall thereupon appoint a successor trustee in accordance with this Section.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee, as provided in Section 6.07.

         Section 6.07 Successor Trustee.

         (a) Any successor trustee appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee. The predecessor trustee shall deliver

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to the successor trustee (or assign to the Trustee its interest under the
Custody Agreements, to the extent permitted thereunder) all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Depositor and the predecessor trustee shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the predecessor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency. The expenses of such mailing shall be borne by the Depositor.

         Section 6.08 Merger or Consolidation of Trustee.

         Any Person into which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that, in the case of the Trustee, such Person shall be eligible under the provisions of Section 6.05.

         Section 6.09 Appointment of Co-Trustee, Separate Trustee or Custodian.

         (a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the related Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Trustee to make Advances

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pursuant to Section 5.04 hereof shall not be affected or assigned by the appointment of a co-trustee.

         (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

                  (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

                  (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

                  (iv) the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy given to the Servicers.

         (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to Certificateholders of the appointment shall be required under Section 6.07 hereof.

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         (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

         (g) The Trust shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee under such Section).

         Section 6.10 Authenticating Agents.

         (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. If such an agent is so appointed by the Trustee, wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. The initial Authenticating Agent shall be the Trustee.

         (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

         Section 6.11 Indemnification of Trustee.

         The Trustee and its respective directors, officers, employees and agents shall be entitled to indemnification from the Depositor and the Trust Fund (provided that the Trust Fund's indemnification under this Section 6.11 is limited by Section 4.01(d) for any loss, liability or expense (including, without limitation, reasonable attorneys' fees and disbursements), incurred hereunder or under any Certificate, a Custodial Agreement, Servicing Agreement, or Purchase Agreement or under the Mortgage Loan Purchase and Sale Agreement, without negligence or

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willful misconduct on its part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

                  (i) with respect to any such claim, the Trustee shall have given the Depositor written notice thereof promptly after the Trustee shall have knowledge thereof;

                  (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

                  (iii)    notwithstanding anything to the contrary in this
         Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

         The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

         Section 6.12 Fees and Expenses of the Trustee.

         As compensation for its services hereunder, the Trustee shall be entitled to (i) the Trustee Fee for each Distribution Date, and (ii) retain any and all investment earnings on amounts on deposit in the Distribution Account pending the distribution of such funds to Certificateholders on each Distribution Date (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). Any expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

         Section 6.13 Collection of Monies.

         Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

         Section 6.14 Events of Default; Trustee To Act; Appointment of
                      Successor.

         (a) If an Event of Default described in a Servicing Agreement shall occur and be continuing, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by the such Servicing Agreement, the Trustee, by notice in writing to the related Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, terminate all of the rights and obligations of the related Servicer under the related Servicing Agreement in accordance with the terms of such Servicing Agreement. On or after the receipt by the related Servicer of such written notice, all

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authority and power of such Servicer, whether with respect to the related
Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the related Mortgage Loans and related documents or otherwise.

         If any Event of Default shall occur, the Trustee, upon becoming aware of the occurrence thereof, shall promptly notify the Depositor and each Rating Agency of the nature and extent of such Event of Default.

         (b) Within 90 days of the time a Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a), the Trustee, unless another Servicer shall have been appointed, shall be the successor in all respects to the related Servicer in its capacity as such under the related Servicing Agreement and the transactions set forth or provided for therein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the related Servicer thereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the related Servicer's failure to provide information required by this Agreement or the applicable Servicing Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the related Servicer prior to the issuance of any notice of termination. The Trustee shall have no liability relating to any representations and warranties of the related Servicer set forth in the related Servicing Agreement. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability provided to the related Servicer in the related Servicing Agreement. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the related Servicer under the related Servicing Agreement.

         The Trustee shall be entitled to be reimbursed by the Depositor and the Trust Fund (pursuant to Section 6.11), in the event that the related Servicer does not reimburse the Trustee under the applicable Servicing Agreement, for all costs associated with the transfer of servicing from the predecessor Servicer, including, without limitation, any costs or expenses associated with the termination of the predecessor Servicer, the appointment of a successor servicer, the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee or any successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or successor servicer to service the Mortgage Loans property and effectively.

         (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or, with the consent of the Depositor, appoint on its own behalf any established housing and home finance institution servicer, or servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor servicer as are set forth in the Servicing Agreements and reasonably satisfactory to the Depositor, as the successor to the related Servicer in the assumption of all of the responsibilities, duties or liabilities of a servicer, like the related Servicer. Any entity designated by the Trustee as a successor servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net

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worth requirements and other standards set forth herein for a successor servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties under the related Servicing Agreement. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the related Servicer under the related Servicing Agreement. The Trustee and such successor shall take such actions, consistent with this Agreement and the related Servicing Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith and therewith. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the related Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the related Servicer to cooperate as required by the related Servicing Agreement, (iii) the failure of the related Servicer to deliver the Mortgage Loan data to the Trustee as required by the related Servicing Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the related Servicer.

         Section 6.15 Additional Remedies of Trustee Upon Event of Default.

         During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement or the Servicing Agreements shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

         Section 6.16 Waiver of Defaults.

         More than 50% of the Aggregate Voting Interests of Certificateholders may waive any default or Event of Default by the Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Distribution Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

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

         Section 6.17 Notification to Holders.

         Upon termination of a Servicer or appointment of a successor to a Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

         Section 6.18 Directions by Certificateholders and Duties of Trustee
                      During Event of Default.

         Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or the Servicing Agreements; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement or the Servicing Agreements (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of a Servicer or any successor servicer from its rights and duties as servicer) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of
Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

         Section 6.19 [RESERVED].

         Section 6.20 Preparation of Tax Returns and Other Reports.

         (a) The Trustee shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Trustee shall file federal tax returns, all in accordance with Article X hereof. If the Depositor notifies the Trustee in writing or the Trustee otherwise has knowledge that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Trustee shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Trustee's possession). The Trustee shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Trustee as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or

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otherwise furnish information within the control of the Trustee) to the extent required by applicable law.

         (b) The Trustee shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of each of the Lower-Tier REMICs, the Middle-Tier REMICs and the Upper-Tier REMICs, an application on IRS Form SS-4. The Trustee, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned for each REMIC, shall promptly forward copies of such notices to the Depositor. The Trustee will file an IRS Form 8811.

         (c) Within 15 days after each Distribution Date, the Depositor shall, on behalf of the Trust and in accordance with industry standards, file with the Securities and Exchange Commission (the "Commission") via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the report to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 30, 2004 (and, if applicable, prior to March 30 of each year), the Depositor shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 10-K with respect to the Trust Fund. In addition, the Depositor will cause its senior officer in charge of securitization to execute the certification (the "Form 10-K Certification") required pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended, and to file the same with the Commission prior to March 30, 2004 (and, if applicable, prior to March 30 of each year). To the extent any information or exhibits required to be included in the Form 10-K are not available by March 30, the Depositor shall, on behalf of the Trust, file one or more amended Form 10-Ks to include such missing information or exhibits promptly after receipt thereof by the Depositor. Promptly following the first date legally permissible under applicable regulations and interpretations of the Commission, the Depositor shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. The Trustee and, in accordance with the each Servicing Agreement, each Servicer agrees to furnish to the Depositor promptly, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the related Servicing Agreement and the related Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Depositor shall have no responsibility to file any items other than those specified in this section.

         (d) On or before January 31 of each year, the Depositor, on behalf of the Trust, shall provide the Trustee with a written notice listing all Distribution Date reports to the Certificateholders with respect to Distribution Dates occurring in the prior calendar year that were included in a Form 8-K filing pursuant to Section 6.20(c); provided that, if no Form 10-K is required to be filed for such prior calendar year, no written notice shall be required. No later than March 15 of each year in which such written notice is provided by the Depositor to the Trustee, the Trustee shall sign a certification (in the form attached hereto as Exhibit M), for the benefit of the Person(s) signing the Form 10-K Certification, regarding certain aspects of the Form 10-K Certification.

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                                  ARTICLE VII

                         PURCHASE OF MORTGAGE LOANS AND
                          TERMINATION OF THE TRUST FUND

         Section 7.01 Purchase of Mortgage Loans; Termination of Trust Fund Upon
                      Purchase or Liquidation of All Mortgage Loans.

         (a) The respective obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b) (if the Holder of the Class LTR-1 Certificate or Class LTR-2 Certificate chooses to sell the assets of the Trust Fund related to the last of either the Group 1 Mortgage Loans or Group 2 Mortgage Loans, respectively, in connection with the redemption of the related Certificates) or Section 7.01(c) and (iii) the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

         (b) On any Distribution Date occurring on or after the Group 1 Initial Optional Purchase Date or Group 2 Initial Optional Purchase Date, as applicable, the Holder of the Class LTR-1 Certificate or Class LTR-2 Certificate, as applicable, has the option to cause the Trust Fund to adopt a plan of complete liquidation with respect to the applicable Lower-Tier REMIC pursuant to Section 7.03(a)(i) hereof to sell all of the Group 1 Mortgage Loans or Group 2 Mortgage Loans, as applicable, and all property in the Trust Fund relating to the Group1 Mortgage Loans or Group 2 Mortgage Loans, respectively. If the Holder of the Class LTR-1 Certificate or Class LTR-2 Certificate, as applicable, elects to exercise such option, it shall no later than 30 days prior to the Distribution Date selected for purchase of the related assets of the Trust Fund (the "Purchase Date") deliver notices to the Trustee and either (a) deposit in the Distribution Account the applicable Redemption Price or (b) state in such notice that the applicable Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time on the applicable Purchase Date. Upon exercise of such option, the property of the Trust Fund relating to the applicable Mortgage Group shall be sold to the Depositor at a price equal to the related Redemption Price.

         (c) The Group 1 Certificates shall be subject to optional redemption by the Holder of the Class LTR-1 Certificate, in whole but not in part, on any Distribution Date on or after the date on which the Aggregate Stated Principal Balance of the Group 1 Mortgage Loans is equal to or less than 20% of the Cut-off Date Balance of such Mortgage Loans. If the Class LTR-1 Certificateholder elects to redeem the Group 1 Certificates, it shall, no later than 30 days prior to the Distribution Date selected for redemption (the "Group 1 Redemption Date"), deliver written notice to the Trustee and either (a) deposit in the Distribution Account the Redemption Price therefore or (b) state in such notice that the Redemption Price shall be deposited in the

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Distribution Account not later than 10:00 a.m., New York City time on the applicable Group 1 Redemption Date.

         The Group 2 Certificates shall be subject to optional redemption by the Holder of the Class LTR-2 Certificate, in whole but not in part, on any Distribution Date on or after the date on which the Aggregate Stated Principal Balance of the Group 2 Mortgage Loans is equal to or less than 20% of the Cut-off Date Balance of such Mortgage Loans. If the Class LTR-2 Certificateholder elects to redeem the Group 2 Certificates, it shall, no later than 30 days prior to the Distribution Date selected for redemption (the "Group 2 Redemption Date"), deliver written notice to the Trustee and either (a) deposit in the Distribution Account the Redemption Price therefore or (b) state in such notice that the Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time on the applicable Group 2 Redemption Date.

         Upon redemption of all of the Certificates in either Group 1 or Group 2, if the Holder of the Class LTR-1 or Class LTR-2 Certificates, as applicable, elects to liquidate the assets of the Trust Fund related to such Group, such Holder shall cause the Trustee to cause each related Upper-Tier REMIC and Lower-Tier REMIC to adopt a plan of complete liquidation for federal income tax purposes by complying with the provisions of Section 7.03. Upon such Holder's election to liquidate all assets remaining in the Trust Fund, such Holder shall also cause the Trustee to cause the Middle-Tier REMIC to adopt a plan of complete liquidation for federal income tax purposes by complying with the provisions of Section 7.03.

         (d) The Depositor, the Servicers, the Custodians and the Trustee shall be reimbursed from the Redemption Price for any Advances, Servicer Advances, accrued and unpaid Servicing Fees or other amounts with respect to the Mortgage Loans that are reimbursable to such parties under this Agreement or the related Servicing Agreements or Custody Agreements.

         Section 7.02 Procedure Upon Redemption Termination of Trust Fund.

         (a) Notice of any redemption termination pursuant to the provisions of
Section 7.01, specifying the Distribution Date upon which the final distribution shall be made or the Group 1 or Group 2 Redemption Date of the Group 1 or Group 2 Certificates, respectively, shall be given promptly by the Trustee by first class mail to the related Certificateholders mailed in the case of a redemption of the Group 1 or Group 2 Certificates, as applicable, no less than the first day of the month in which the Distribution Date selected for redemption of such Certificates occurs or upon (x) the sale of all of the Group 1 or Group 2 Mortgage Loans, as applicable, and all other related property of the Trust Fund by the Trustee in the case of a sale of assets of the Trust Fund, or (y) upon the final payment or other liquidation of the last Group 1 or Group 2 Mortgage Loan or related REO Property in the Trust Fund, as applicable. Such notice shall specify (A) the Group 1 or Group 2 Redemption Date, as applicable, Distribution Date upon which final distribution on the Group 1 or Group 2 Certificates, as applicable, of all amounts required to be distributed to the related Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Group 1 or Group 2 Certificates, as applicable, at the Certificate Registrar's Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of such Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to

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Holders of the Group 1 or Group 2 Certificates, as applicable. Upon any such termination, the duties of the Trustee and the Certificate Registrar with respect to the Group 1 or Group 2 Certificates, as applicable, shall terminate and the Trustee shall terminate the Distribution Account and any other account or fund maintained with respect to such Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to the related Certificateholders in trust without interest pending such payment.

         (b) In the event that all of the Holders do not surrender their Group 1 or Group 2 Certificates, as applicable, for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining related Certificateholders to surrender their Group 1 or Group 2 Certificates, as applicable, for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Group 1 or Group 2 Certificates, as applicable, shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Holders of Group 1 or Group2 Certificates, as applicable, concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Group 1 or Group 2 Certificates, as applicable, shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Holder of Group 1 or Group 2 Certificate, as applicable, due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

         (c) Any reasonable expenses incurred by the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

         Section 7.03 Additional Termination Requirements.

         (a) Upon the redemption of a Group of Certificates pursuant to Section 7.02, the related Lower-Tier REMIC shall be liquidated in accordance with the following additional requirements, unless the Trustee seeks (at the request of the party exercising the option to purchase all of the Mortgage Loans pursuant to Section 7.01(c)), and subsequently receives, an Opinion of Counsel (at the expense of such requesting party), addressed to the Trustee to the effect that the failure of the applicable Lower-Tier REMIC to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

                  (i) Within 89 days prior to the time of the making of the final payment on the applicable Group of Certificates, upon notification by the Holder of the Class LTR-1 or Class LTR-2 Certificates, as applicable, that it intends to exercise its option to cause the termination of the related Lower-Tier REMIC, the Trustee shall adopt a plan of complete liquidation of the related Lower-Tier REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

                  (ii) Any sale of the related assets of the Trust Fund pursuant to Section 7.01 shall be a sale for cash and shall occur at or after the time of adoption of a plan of

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         complete liquidation of the related Lower-Tier REMIC and prior to the time of making of the final payment on the related Group of Certificates;

                  (iii) On the date specified for final payment of the applicable Group of Certificates, the Trustee shall make final distributions of principal and interest on such Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the related Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and the related Lower-Tier REMIC) shall terminate at that time; and

                  (iv) In no event may the final payment on the related Group of Certificates or the final distribution or credit to the Holders of the related Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation of the related Lower-Tier REMIC is adopted.

         (b) By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee under this Section and to take such other action in connection therewith as may be reasonably requested by the Trustee.

                                  ARTICLE VIII

                          RIGHTS OF CERTIFICATEHOLDERS

         Section 8.01 Limitation on Rights of Holders.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require

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against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 8.02 Access to List of Holders.

         (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

         (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

         (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Certificate Registrar and the Trustee that neither the Depositor, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 8.03 Acts of Holders of Certificates.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of

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execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee nor the Depositor shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                   ARTICLE IX

                                   [RESERVED]

                                   ARTICLE X

                              REMIC ADMINISTRATION

         Section 10.01 REMIC Administration.

         (a) REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

         (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code. The latest possible maturity date for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

         (c) The Trustee shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect

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thereto. The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder (including its duties as tax return preparer). The Trustee shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account, provided, however, the Trustee shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by Section 6.20 and this Section.

         (d) The Trustee shall prepare, sign and file all of each REMIC's federal and appropriate state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

         (e) The Trustee or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee shall provide, upon receipt of additional reasonable compensation, to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code. The Depositor shall provide to the Trustee such information as is reasonably necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

         (f) The Trustee and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could

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occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders.

         (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Trustee or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

         (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

         (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

         (j) The Trustee shall not enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

         (k) The Trustee shall treat each Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the holders of the related Interest-Only Certificates and that is not an asset of any REMIC. The Trustee shall treat the rights of the Holders of the Group1 LIBOR Certificates and Group 2 LIBOR Certificates to receive distributions from the Group 1 Reserve Fund and Group 2 Reserve Fund, respectively, to cover Net WAC Shortfalls as payments under a cap contract written by (i) the Holders of the Group 1-X Certificates in favor of the Holders of the Group 1 LIBOR Certificates and (ii) the Holders of the Group 2-X Certificates in favor of the Holders of the Group 2 LIBOR Certificates. Thus, each LIBOR Certificate shall be treated as representing not only ownership of regular interests in a REMIC, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue prices of the Certificates, the interest rate cap contracts shall be assumed to have a zero value unless and until required otherwise by an applicable taxing authority.

         (l) The Class LTR-1 Certificateholder shall act as "tax matters person" with respect to the Lower-Tier Group 1 REMIC and shall act as agent for the Class 1-A-R Certificateholder as "tax matters person" with respect to the Upper-Tier Group 1 REMIC and the Trustee shall act as agent for the Class LTR-1 Certificateholder in such roles, unless and until another party is so designated by the Class LTR-1 Certificateholder. The Class LTR-2 Certificateholder shall act as "tax matters person" with respect to the Lower-Tier Group 2 REMIC and shall act as agent for the Class 2-A-R Certificateholder as "tax matters person" with respect to the Upper-Tier Group 2 REMIC and the Trustee shall act as agent for the Class LTR-2 Certificateholder in such roles, unless and until another party is so designated by the Class LTR-2 Certificateholder. The Class MT-R Certificateholder shall act as "tax matters person" with respect to the Middle-Tier REMIC and the Trustee shall act as agent for the Class MT-R Certificateholder in such roles, unless and until another party is so designated by the Class MT-R Certificateholder.

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

         (m) Neither the Trustee nor the Depositor, as assignees under the Acknowledgments with respect to the Servicing Agreements, shall provide any consent pursuant to either Servicing Agreement or knowingly take any action under either such Servicing Agreement that would conflict with or violate the provisions of this Article X.

         Section 10.02 Prohibited Transactions and Activities.

         Neither the Depositor nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to
(i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund,
(iii) the termination of each REMIC pursuant to Article VII of this Agreement,
(iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) cause an Adverse REMIC Event, (b) affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

         Section 10.03 Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status.

         In the event that an Adverse REMIC Event occurs due to the negligent performance by the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Depositor or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Trustee has relied. Notwithstanding the foregoing, however, in no event shall the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, the Mortgage Loan Purchase Agreement, the Purchase Agreement, or under any Servicing Agreement or under any Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Trustee of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

         Section 10.04 REO Property.

         (a) Notwithstanding any other provision of this Agreement, the Trustee, shall not, except to the extent provided in the related Servicing Agreement, knowingly permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the related Servicer has provided to the Trustee an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

         (b) The Depositor shall cause each Servicer (to the extent provided in the related Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause each Servicer (to the extent provided in the related Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the related Servicer (on behalf of the Trust Fund) has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If such an extension has not been received and the Depositor or the related Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if such an extension, has been received and the Depositor or the related Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause such Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the related Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01 Binding Nature of Agreement; Assignment.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02     Entire Agreement.

         This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         Section 11.03 Amendment.

         (a) This Agreement may be amended from time to time by the Depositor and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.

         (b) This Agreement may also be amended from time to time by the Depositor and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

         (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agencies.

         (d) It shall not be necessary for the consent of Holders under this
Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.

         Section 11.04 Voting Rights.

         Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Trustee, a Servicer or any Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Trustee, a Servicer or any Affiliate thereof.

         Section 11.05 Provision of Information.

         (a) For so long as any of the Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

         (b) The Trustee shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 9.23(b) and (ii) a copy of any other document incorporated by reference in the Prospectus. Any reasonable out-of-pocket expenses incurred by the Trustee in providing copies of such documents shall be reimbursed by the Depositor.

         (c) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor,
Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

         Section 11.06 Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

         Section 11.07 Notices.

         All requests, demands, notices, authorizations, directions, consents, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Sequoia Residential Funding, Inc., 591 Redwood Highway, Suite 3160, Mill Valley, CA 94941, telecopy number (415) 381-1773, Attention: Sequoia Mortgage Trust 2003-4,
(b) in the case of the Seller, RWT Holdings, Inc., 591 Redwood Highway, Suite 3140, Mill Valley, CA 94941, telecopy number (415) 381-1773, Attention: Sequoia Mortgage Trust 2003-4 and (c) with respect to the Trustee or the Certificate Registrar, its respective Corporate Trust Office, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 11.07.

         Section 11.08 Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.09 Indulgences; No Waivers.

         Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         Section 11.10 Headings Not To Affect Interpretation.

         The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

         Section 11.11 Benefits of Agreement.

         Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.15.

         Section 11.12 Special Notices to the Rating Agencies.

         (a) The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

                  (i)      any amendment to this Agreement pursuant to Section
         11.03;

                  (ii)     the occurrence of any Event of Default;

                  (iii) any notice of termination given to a Servicer pursuant to Section 6.14 or any resignation of a Servicer pursuant to the related Servicing Agreement;

                  (iv) the appointment of any successor to a Servicer pursuant to Section 6.14; and

                  (v)      the making of a final payment pursuant to Section
         7.02.

         (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

         If to Moody's, to:

         Moody's Investors Service, Inc.
         99 Church Street
         New York, New York 10007
         Attention: Residential Mortgages

         If to S&P, to:

         Standard & Poor's Ratings Services,
           a Division of The McGraw-Hill
           Companies, Inc.
         55 Water Street
         New York, New York 10041
         Attention: Residential Mortgages

         If to Fitch Ratings, to:

         Fitch, Inc.
         One State Street Plaza
         New York, New York 10004
         Attention: Residential Mortgages

         (c) The Trustee shall provide or make available to the Rating Agencies reports prepared pursuant to Section 4.02. In addition, the Trustee shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Trustee.

         (d) The Depositor hereby represents to S&P that, to the Depositor's knowledge, the information provided to such Rating Agency, including the loan level detail, is true and correct according to such Rating Agency's requirements.

         Section 11.13 Conflicts.

         To the extent that the terms of this Agreement conflict with the terms of a Servicing Agreement, terms of the related Servicing Agreement shall govern.

         Section 11.14 Counterparts.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         Section 11.15 No Petitions.

         The Trustee, by entering into this Agreement, hereby covenants and agrees that it shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                   SEQUOIA RESIDENTIAL FUNDING, INC.,
                                   as Depositor

                                   By:_________________________________
                                      Name: John H. Isbrandtsen
                                      Title: Vice President

                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION,
                                   as Trustee

                                   By:_________________________________
                                      Name:
                                      Title:

Solely for purposes of Section 2.04,
accepted and agreed to by:

RWT HOLDINGS, INC.

By:____________________________
   Name: John H. Isbrandtsen
   Title: Authorized Signatory

                                    EXHIBIT A

                              FORMS OF CERTIFICATES

                                  [___________]

                                    EXHIBIT B

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF                   )
                           )    ss.:
COUNTY OF                  )

         [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

         1.       That he [she] is [title of officer] ________________________
                  of [name of Purchaser] _________________________________ (the
                  "Purchaser"), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

         2.       That the Purchaser's Taxpayer Identification Number is [    ].

         3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any "electing large partnership" within the meaning of Section 775 of the Code, or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

         4. That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to
                  Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code ("Code"), (collectively, a "Plan") or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; (y) is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchase and holding of the Certificate are covered under Section I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Depositor or any Servicer to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement or the related Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

         5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of July 1, 2003 (the "Agreement"), by and between Sequoia Residential Funding, Inc., as Depositor and Wells Fargo Bank Minnesota, National Association, as Trustee with respect to Sequoia Mortgage Trust 2003-4 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar and Trustee have received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

         6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

         7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

         8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee and the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

         9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

         10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor, the Trustee and the

                  Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Trustee and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on June August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

         11. The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

         12. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

         13. That the Purchaser consents to the designation of the Trustee to act as agent for the "tax matters person" of each REMIC created by the Trust Fund pursuant to the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

                                     _________________________________
                                     [name of Purchaser]

                                     By:______________________________
                                        Name:
                                        Title:

         Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

         Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

______________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________ 20__.

                                    EXHIBIT C

              RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

                                                         _______________________
                                                                  Date

Re:      Sequoia Mortgage Trust 2003-4
         Mortgage Pass-Through Certificates

         _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                                    Very truly yours,

                                                    ____________________________
                                                    Name:
                                                    Title:

                                    EXHIBIT D

                               CUSTODY AGREEMENTS

1. The Custodial Agreement, dated as of July 1, 2003, among Deutsche Bank National Trust Company, as Custodian, Wells Fargo Bank Minnesota, National Association, as Trustee, Sequoia Residential Funding, Inc., as Depositor, and RWT Holdings, Inc., as Seller.

2. The Custodial Agreement, dated as of July 1, 2003, among Wells Fargo Bank Minnesota, National Association, as Custodian, Wells Fargo Bank Minnesota, National Association, as Trustee, Sequoia Residential Funding, Inc., as Depositor, and RWT Holdings, Inc., as Seller.

                   [To be attached upon sign-off on documents]

                                    EXHIBIT E

                          LIST OF SERVICING AGREEMENTS

1. The Master Servicing Agreement between RWT Holdings, Inc. ("RWT") and Morgan Stanley Dean Witter Credit Corporation, dated August 1, 2002, as modified by the related Acknowledgements.

2. The Purchase, Warranties and Servicing Agreement, dated as of June 1, 2003, between EMC Mortgage Corporation ("EMC") and First Republic Bank, and the Purchase, Assignment, Assumption and Recognition Agreement, dated as of July 15, 2003, among RWT, EMC and First Republic Bank, as modified by the related Acknowledgements.

                                    EXHIBIT F

                           LIST OF PURCHASE AGREEMENTS

1. The Master Mortgage Loan Purchase Agreement between RWT Holdings, Inc. ("RWT") and Morgan Stanley Dean Witter Credit Corporation, dated August 1, 2002, as modified by the related Acknowledgements.

2. The Purchase, Warranties and Servicing Agreement, dated as of June 1, 2003, between EMC Mortgage Corporation ("EMC") and First Republic Bank, and the Purchase, Assignment, Assumption and Recognition Agreement, dated as of July 15, 2003, among RWT, EMC and First Republic Bank, as modified by the related Acknowledgements.

                                    EXHIBIT G

                      LIST OF LIMITED PURPOSE SURETY BONDS

1. Ambac Assurance Corporation Surety Bond No. AB0240BE, issued March 17, 1999, for Morgan Stanley Dean Witter Credit Corporation loans.

                                    EXHIBIT H

                     FORM OF RULE 144A TRANSFER CERTIFICATE

Re:      Sequoia Mortgage Trust 2003-4
         Mortgage Pass-Through Certificates

         Reference is hereby made to the Pooling and Servicing Agreement, dated as of July 1, 2003 (the "Pooling and Servicing Agreement"), by and between Sequoia Residential Funding, Inc., as Depositor and Wells Fargo Bank Minnesota, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

         This letter relates to $__________ initial Certificate Balance of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of ______________ (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

         In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters and the Depositor.

                                  _____________________________________
                                  [Name of Transferor]

                                  By:__________________________________
                                     Name:
                                     Title:

Dated: ___________, ____

                                    EXHIBIT I

                         FORM OF PURCHASER'S LETTER FOR
                        INSTITUTIONAL ACCREDITED INVESTOR


                                                        Date

Dear Sirs:

         In connection with our proposed purchase of $______________ principal amount of Sequoia Mortgage Trust 2003-4 Mortgage Pass-Through Certificates (the "Privately Offered Certificates") of Sequoia Residential Funding, Inc. (the "Depositor"), we confirm that:

(1) We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or
         (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of July 1, 2003, by and between Sequoia Residential Funding, Inc., as Depositor and Wells Fargo Bank Minnesota, National Association, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately

         Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

(6) If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Pooling and Servicing Agreement.

         Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                     Very truly yours,

                                     ___________________________________
                                     [Purchaser]

                                     By: ________________________________
                                         Name:
                                         Title:

                                    EXHIBIT J

                        FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK          )
                           )    ss.:
COUNTY OF NEW YORK         )

         The undersigned, being first duly sworn, deposes and says as follows:

              1. The undersigned is the ______________________ of ______________
     (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

              2. The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), (collectively, a "Plan") or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchase and holding of the Certificate are covered under Section I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Depositor or any Servicer to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement or the related Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

              3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of July 1, 2003 (the "Agreement"), by and between Sequoia Residential Funding, Inc., as Depositor and Wells Fargo Bank Minnesota, National Association, as Trustee, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

                                       _________________________________
                                       [Investor]

                                       By:______________________________
                                            Name:
                                            Title:

ATTEST:

______________________________

STATE OF                   )
                           )     ss.:
COUNTY OF                  )

                  Personally appeared before me the above-named
         ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

                  Subscribed and sworn before me this ____ day of _______ 20___.

                                  _______________________________
                                  NOTARY PUBLIC

                                   My commission expires the
                                  _____ day of __________ 20___.

Pooling and Servicing Agreement
Sequoia 2003-4

                                    EXHIBIT K

                        FORM OF LETTER OF REPRESENTATIONS
                        WITH THE DEPOSITORY TRUST COMPANY

                                    EXHIBIT L

                                   [RESERVED]

                                    EXHIBIT M

                     FORM OF CERTIFICATION TO BE PROVIDED TO
                            DEPOSITOR BY THE TRUSTEE

                   Sequoia Mortgage Trust 2003-4 (the "Trust")
                       Mortgage Pass-Through Certificates

     I, ____________________, a ______________ of Wells Fargo Bank Minnesota,
     National Association ("Wells Fargo"), as Trustee of the Trust, hereby certify to Sequoia Residential Funding, Inc. (the "Depositor") and its officers, directions and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         1. The Depositor has provided to the Trustee a written notice listing all of the monthly distribution reports that were prepared by the Trustee and that will be included in the Depositor's Form 10-K for the Trust's fiscal year ending on _____________. I have reviewed each of such distribution reports.

         2. Based on my knowledge, the information in these distribution reports prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report.

         3. Based on my knowledge, the distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement, dated as of July 1, 2003, among the Depositor and the Trustee creating the Trust is included in these reports.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                         WELLS FARGO BANK MINNESOTA,
                                         NATIONAL ASSOCIATION,
                                          as Trustee

Dated: _________________                 By: _____________________________
                                             Name:
                                             Title:

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE